Exhibit 10.69

JOHNSONDIVERSEY HOLDINGS, INC.

STOCK INCENTIVE PLAN

Article I

Purpose

JohnsonDiversey Holdings, Inc. has established this stock incentive plan to foster and promote its long-term financial success. Capitalized terms have the meaning given in Article X.

Article II

Powers of the Administrator

Section 2.1 Power to Grant Awards. The Administrator shall select Employees to receive Awards. The Administrator shall determine the terms of each Award, consistent with the Plan.

Section 2.2 Administration. The Administrator shall be responsible for the administration of the Plan. The Administrator may prescribe, amend and rescind rules and regulations relating to the administration of the Plan, provide for conditions and assurances it deems necessary or advisable to carry out the purposes of the Plan and make all other determinations necessary or advisable for the administration and interpretation of the Plan. Any authority exercised by the Administrator under the Plan shall be exercised by the Administrator in its sole discretion. Determinations, interpretations or other actions made or taken by the Administrator under the Plan shall be made in good faith and shall be final, binding and conclusive for all purposes and upon all persons.

Article III

Shares Subject to Plan

Section 3.1 Number. The maximum number of shares of Common Stock that may be issued under the Plan or be subject to Awards may not exceed 14,171,123 shares, which represents twelve percent (12%) of the fully-diluted capital stock of the Company as of November 24, 2009. The shares of Common Stock to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Common Stock that are not reserved for any other purpose, of shares of such stock which have been reacquired by the Company, of shares of such stock which have been paid to the Company pursuant to the exercise of Awards under the Plan, or of shares of such stock which have been withheld by the Company for the payment of taxes.

Section 3.2 Canceled, Terminated or Forfeited Awards; Share Counting.

(a) Upon the sale of Common Stock pursuant to Article IV, the maximum number of shares of Common Stock set forth in Section 3.1 shall be reduced by the number of shares sold. In the event that, subsequent to any such sale, the Company reacquires any of such shares of Common Stock, such reacquired shares of Common Stock shall again be available for grant under the Plan.

(b) Upon the grant of an Option or a Deferred Share Unit, the maximum number of shares of Common Stock set forth in Section 3.1 shall be reduced by the number of shares subject to such Award. Upon the exercise or conversion of any Award or portion thereof, there shall again be available for grant under the Plan the number of shares subject to such Award or portion thereof minus the actual number of shares of Common Stock issued in connection with such exercise or conversion. If any such Award or portion thereof is for any reason forfeited, canceled, expired or otherwise terminated without the issuance of shares of Common Stock, the Common Stock subject to such forfeited, canceled, expired or otherwise terminated Award or portion thereof shall again be available for grant under the Plan. If shares of Common Stock are withheld from issuance with respect to an Award by the Company in satisfaction of any tax withholding or similar obligations, such withheld shares shall again be available for grant under the Plan. Notwithstanding the foregoing, Awards which the Administrator reasonably determines will be settled in cash or will be forfeited shall not reduce the Plan maximum set forth in Section 3.1.

Section 3.3 Adjustment in Capitalization. If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off liquidation or dissolution of the Company or other similar transaction affecting the Common Stock, the Administrator shall proportionately adjust the number of shares of Common Stock available for issuance under the Plan and the number, class and exercise price of any outstanding Award and/or make other provisions with respect to the holder or holders of any outstanding Award.

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Article IV

Stock Purchase or Grant; Deferred Share Units

Section 4.1 Awards and Administration. The Administrator may offer and sell or otherwise grant Common Stock to Participants at such time or times and subject to such vesting or other conditions as it shall determine, the terms of which shall be set forth in a Subscription Agreement. The Administrator may grant Deferred Share Units to Participants at such time or times and subject to such vesting or other conditions as it shall determine, the terms of which shall be set forth in a Deferred Share Unit Agreement.

Section 4.2 Minimum Purchase Price. Unless otherwise determined by the Administrator, the purchase price for any Common Stock to be offered and sold pursuant to this Article IV shall not be less than the Fair Market Value on the Grant Date.

Section 4.3 Payment. Unless otherwise determined by the Administrator, the purchase price with respect to any Common Stock offered and sold pursuant to this Article IV shall be paid in cash or other readily available funds simultaneously with the closing of the purchase of such Common Stock.

Article V

Terms of Options

Section 5.1 Grant of Options. The Administrator may grant Options to Participants at such time or times as it shall determine in its discretion upon the recommendation of, or in consultation with, the Chief Executive Officer. Options granted pursuant to the Plan will not be “incentive stock options” as defined in the Code. Each Option granted to a Participant shall be evidenced by an Option Agreement that shall specify the number of shares of Common Stock that may be purchased pursuant to such Option, the exercise price at which shares of Common Stock may be purchased pursuant to such Option, the duration of such Option (not to exceed the tenth anniversary of the Grant Date), and such other terms as the Administrator shall determine.

Section 5.2 Exercise Price. The exercise price per share of Common Stock to be purchased upon exercise of an Option shall not be less than the Fair Market Value on the Grant Date.

Section 5.3 Vesting and Exercise of Options. Options shall become vested or exercisable in accordance with the vesting schedule or upon the attainment of

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such performance criteria as shall be specified by the Administrator in the Award Agreement on or before the Grant Date. The Administrator may accelerate the vesting or exercisability of any Option, all Options or any class of Options at any time and from time to time.

Section 5.4 Payment. The Administrator shall establish procedures governing the exercise of Options, which procedures shall generally require that prior written notice of exercise be given and that the exercise price (together with any required withholding taxes or other similar taxes, charges or fees) be paid in full in cash, cash equivalents or other readily available funds at the time of exercise; provided that, in the case of an Employee whose employment terminates in a Special Termination, the Administrator may determine in its sole discretion to permit such Employee (or his or her estate) to elect a “cashless exercise” of all or a portion of the vested Options held by such Employee following the effective date of his or her termination of employment, pursuant to which the aggregate exercise price of the vested Options so exercised, plus any required withholding taxes or other similar taxes, charges or fees, shall be paid by means of the Company withholding a number of shares of Common Stock subject to such vested Options sufficient to cover such obligations, as determined by the Company in its sole discretion. Notwithstanding the foregoing, on such terms as the Administrator may establish from time to time following a Public Offering (i) the Administrator may permit a Participant to tender any Common Stock owned by such Participant for all or a portion of the applicable exercise price or minimum required withholding taxes (subject to any required holding periods to avoid adverse accounting treatment), and (ii) the Administrator may authorize the Company to establish a broker-assisted exercise program. In connection with any Option exercise, the Company may require the Participant to furnish or execute such other documents as it shall reasonably deem necessary to (a) evidence such exercise, (b) determine whether registration is then required under the U.S. federal securities laws or similar non-U.S. laws, or (c) comply with or satisfy the requirements of the U.S. federal securities laws, applicable state or non-U.S. securities laws or any other law. As a condition to the exercise of any Option before a Public Offering, a Participant shall enter into the Subscription Agreement annexed to the Award Agreement for the Option or, if no Subscription Agreement is so annexed, in form presented to the Participant by the Company.

Article VI

Termination of Employment

Section 6.1 Expiration of Options Following Termination of Employment. Unless otherwise determined by the Administrator on or before the Grant Date, if

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a Participant’s employment terminates, such Participant’s Options shall be treated as follows:

(a) any unvested Options shall terminate effective as of such termination of employment (determined without regard to any statutory or deemed or express contractual notice period); provided that if the Employee’s employment with the Company and its Subsidiaries is terminated in a Special Termination (i.e., by reason of the Employee’s death or Disability), any unvested Options held by the Employee that by their terms would vest solely based on continued employment shall immediately vest as of the effective date of such Special Termination;

(b) except in the case of a termination for Cause, vested Options shall remain exercisable through the earliest of (i) the normal expiration date, (ii) the 60-day anniversary of the effective date of the Participant’s termination of employment (determined without regard to any statutory or deemed or express contractual notice period), or the 180-day anniversary in the case of a Special Termination or a Retirement, and (iii) any cancellation pursuant to Section 3.3 or Section 7.1; and

(c) in the case of a termination for Cause, any and all Options held by such Participant (whether or not then vested or exercisable) shall terminate immediately upon such termination of employment.

Section 6.2 Certain Rights and Obligations upon Termination of Employment Prior to a Public Offering. Each Subscription Agreement governing shares of Common Stock acquired upon the exercise of Options shall provide that the Company and one or more of the Investors shall have successive rights prior to a Public Offering to purchase all or any portion of a Participant’s Common Stock upon any termination of employment (determined without regard to any statutory or deemed or express contractual notice period), at such time and at a purchase price per share equal to the Fair Market Value as of the date specified in the Subscription Agreement (or, if the Participant’s employment termination qualifies as a termination for Cause, for a purchase price per share equal to the lesser of (i) the Fair Market Value as of the date specified in the Subscription Agreement and (ii) such Participant’s per share purchase price). The Administrator may, in its discretion, provide in a Subscription Agreement that following a Participant’s Special Termination prior to a Public Offering, such Participant may require the Company to repurchase all (but not less than all) of such Participant’s Common Stock (and including or excluding shares acquired on exercise of an Option, in the discretion of the Administrator), at such time and at a purchase price per share equal to the Fair Market Value as of the date specified in the Subscription Agreement, subject to the Company having the ability to do so under the terms of its financing agreements.

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Article VII

Change in Control

Section 7.1 Accelerated Vesting and Payment. Except as otherwise provided in this Article VII, and unless otherwise provided in the Award Agreement, upon a Change in Control, (a) each unvested Award that by its terms would otherwise vest based solely on continued employment shall vest in full in connection with such Change in Control and each other Award shall, to the extent it has not or will not by its terms vest before or in connection with such Change in Control, be canceled, and (b) the holder of any vested Award (including any Award that vests in connection with such Change in Control) shall be entitled to receive, in complete satisfaction of such Award, a payment in an amount or with a value equal to the number of shares of Common Stock covered by such vested Award times the excess, if any, of the Change in Control Price over any applicable exercise price, if any, for such Award.

Section 7.2 Alternative Award. Unless otherwise provided in the Award Agreement, no cancellation, acceleration or other payment shall occur with respect to any Award or class or type of Award if the Administrator reasonably determines in good faith, prior to the occurrence of a Change in Control, that such Award shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”); provided that any Alternative Award must:

(a) give the Participant who held such Award rights and entitlements at least substantially equivalent to the rights and terms applicable under such Award, including, but not limited to, an identical or better exercise and/or vesting schedule, identical or better timing and methods of payment and, if the Alternative Award or the securities underlying it are not publicly traded, identical or better rights following a termination of employment to require the Company or the acquiror in such Change in Control to repurchase the Alternative Award or securities underlying such Alternative Award; and

(b) have terms such that if, within two years following a Change in Control, a Participant’s employment is terminated (x) by the Company or such acquiror (other than for Cause) or (y) by the Participant in a Constructive Termination, such Alternative Award shall immediately vest in full.

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Section 7.3 Limitation of Benefits. If, whether as a result of accelerated vesting, the grant of an Alternative Award or otherwise, a Participant would receive any payment, deemed payment or other benefit as a result of the operation of Section 7.1 or Section 7.2 that, together with any other payment, deemed payment or other benefit a Participant may receive under any other plan, program, policy or arrangement, would constitute an “excess parachute payment” under section 280G of the Code, then, notwithstanding anything in this Plan to the contrary, the vesting, payments, deemed payments or other benefits such Participant would otherwise receive under Section 7.1 or Section 7.2 shall be reduced to the extent necessary to eliminate any such excess parachute payment and such Participant shall have no further rights or claims in respect of such vesting, payments, deemed payments or other benefits. If the preceding sentence would result in a reduction of the vesting, payments, deemed payments or other benefits a Participant would otherwise receive in more than an immaterial amount, the Company will use its best efforts to seek the approval of the Company’s shareholders in the manner provided for in section 280G(b)(5) of the Code and the regulations thereunder with respect to such reduced vesting, payments, deemed payments or other benefits (if the Company is eligible to do so), so that the same would not be treated as “parachute payments” for these purposes (and therefore would cease to be subject to reduction pursuant to this Section 7.3). Any reduction effected pursuant to this Section 7.3 shall be structured, to the maximum extent practicable, to preserve Participants’ entitlements with respect to their Awards.

Article VIII

Authority to Vary Terms or Establish Local Jurisdiction Plans

The Administrator may vary the terms of Awards to be granted under the Plan, or establish sub-plans under this Plan to authorize the grant of awards that have additional or different terms or features from those otherwise provided for in the Plan, if and to the extent the Administrator determines necessary or appropriate to permit the grant of awards that are best suited to further the purposes of the Plan and to comply with applicable securities laws in a particular jurisdiction or provide terms appropriately suited for Employees in such jurisdiction in light of the tax laws of such jurisdiction while being as consistent as otherwise possible with the terms of Awards under the Plan; provided that this Article VIII shall not be deemed to authorize any increase in the number of Common Stock available for issuance under the Plan set forth in Section 3.1.

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Article IX

Amendment, Modification, and Termination of the Plan

The Administrator may terminate or suspend the Plan at any time, and may amend or modify the Plan from time to time. No amendment, modification, termination or suspension of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan without the consent of the Participant holding such Award or the consent of a majority of Participants holding similar Awards (such majority to be determined based on both (i) the number of shares covered by such Awards and (ii) the number of Participants holding such similar Awards). Shareholder approval of any such amendment, modification, termination or suspension shall be obtained to the extent mandated by applicable law, or if otherwise deemed appropriate by the Administrator.

Article X

Definitions

Section 10.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

“Administrator” means the Company’s Board of Directors or, if the Board of Directors has delegated the Administrator’s powers, duties and responsibilities specified in this Plan to the Company’s Compensation Committee, its Compensation Committee.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such first Person; provided that a director, member of management or other Employee of the Company or any of its Subsidiaries shall not be deemed to be an Affiliate of the Investors. For these purposes, “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person by reason of ownership of voting securities, by contract or otherwise.

“Alternative Award” has the meaning given in Section 7.2.

“Award” means an Option, a Deferred Share Unit or an offer and sale of Common Stock pursuant to Article IV, in each case granted pursuant to the terms of the Plan.

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“Award Agreement” means a Subscription Agreement, an Option Agreement, a Deferred Share Unit Agreement or any other agreement evidencing an Award.

“Cause” means, (A) if the Participant is a party to an employment agreement between such Participant and the Company or an Affiliate of the Company, and such agreement contains a definition of “cause,” the definition of “cause” set forth in such agreement; and (B) in all other cases, unless otherwise provided in the Award Agreement, any of the following: (I) the Participant’s commission of a crime involving fraud, theft, false statements or other similar acts or commission of any crime that is a felony (or a comparable classification in a jurisdiction that does not use these terms); (II) the Participant’s willful or grossly negligent failure to perform his or her employment-related duties for the Company and its Subsidiaries; (III) the Participant’s material violation of any Company policy as in effect from time to time; (IV) the Participant’s engaging in any act or making any statement that impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company, its Subsidiaries or any of the Investors; (V) the Participant’s material breach of any Award Agreement, employment agreement, or noncompetition, nondisclosure or nonsolicitation agreement to which the Participant is a party or by which the Participant is bound or (VI) the Participant’s engaging in any conduct injurious or detrimental to the Company or its any of its Subsidiaries. The determination as to whether “Cause” has occurred shall be made by the Administrator, which shall have the authority to waive the consequences under the Plan of the existence or occurrence of any of the events, acts or omissions constituting “Cause.” It shall constitute termination for Cause if, following a Participant’s termination of employment for any reason, the Administrator determines that the Company or one of its Subsidiaries could have terminated such Participant’s employment for Cause.

“Change in Control” means the first to occur of the following events after the Effective Date:

(i) the acquisition by any person, entity or “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than any such acquisition by the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries, or by any of the Investors, or any Affiliates of any of the foregoing;

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(ii) the merger, consolidation or other similar transaction involving the Company, as a result of which persons who were stockholders of the Company immediately prior to such merger, consolidation, or other similar transaction do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company; or

(iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company.

Notwithstanding the foregoing, a Public Offering shall not constitute a Change in Control, unless, in connection with such Public Offering, a person or group that does not include any of the Investors acquires 50% or more of the combined voting power of the Company’s then outstanding voting securities (but excluding, for this purpose, an underwriter that takes possession of such voting securities solely for the purpose of effecting the distribution thereof in such Public Offering).

“Change in Control Price” means the price per Common Share offered in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the Change in Control price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.

“Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto.

“Common Stock” means the Class B common stock, par value U.S. $0.01 per share, of the Company.

“Company” means JohnsonDiversey Holdings, Inc., a Delaware corporation, and any successor thereto.

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“Constructive Termination” means (A) if the Participant is a party to an employment agreement between such Participant and the Company or an Affiliate of the Company, and such agreement contains a definition of “good reason”, the definition of “good reason” set forth in such agreement; and (B) in all other cases, (I) a material reduction in the Participant’s base salary or (II) a required relocation of the Participant’s work location by more than fifty miles; provided, that, in the case of clause (B), in order for a termination by a Participant to constitute a Constructive Termination, the Participant must notify the Company of the circumstances claimed to constitute a Constructive Termination in writing not later than the sixtieth day after such circumstances have arisen or occurred and must provide the Company with at least thirty days within which to cure such circumstances before terminating employment, and, failing a cure, the Participant must terminate his employment within thirty days following the expiration of such cure period.

“Deferred Share Unit” means the right granted pursuant to the Plan to receive, upon settlement of such right, a share of Common Stock.

“Deferred Share Unit Agreement” between the Company and a Participant embodying the terms of any Deferred Share Unit in the form approved by the Administrator from time to time for such purpose.

“Disability” means, unless otherwise provided in an Award Agreement, a Participant’s long-term disability within the meaning of the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant, or in the absence of such a plan or program, as determined in good faith by the Administrator. The Administrator’s reasoned and good faith judgment of Disability shall be final and shall be based on such competent medical evidence as shall be presented to it by the Participant or by any physician or group of physicians or other competent medical expert employed by the Participant or the Company to advise the Administrator.

“Effective Date” has the meaning given in Section 11.10.

“Employee” means any executive, officer or other employee of the Company or any Subsidiary.

“Fair Market Value” means, as of any date of determination prior to a Public Offering, the per share fair market value on such date of a share of Common Stock as determined in good faith by the Administrator and in a

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manner that is consistent with the determination of fair market value of a share of Class A common stock of the Company. In making a determination of the Fair Market Value, the Administrator shall give due consideration to such factors as it deems appropriate, including, but not limited to, the earnings and other financial and operating information of the Company in recent periods, the potential value of the Company as a whole, the future prospects of the Company and the industries in which it competes, the history and management of the Company, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of the Company, and any recent valuation of the Common Stock that shall have been performed by an independent valuation firm (although nothing herein shall obligate the Administrator to obtain any such independent valuation), except that the fact that the Common Stock is non-voting shall not be a factor in the Administrator’s determination. Following a Public Offering, “Fair Market Value” shall mean, as of any date of determination, the mid-point between the high and the low trading prices for such date per share of Common Stock as reported on the principal stock exchange on which the shares of Common Stock are then listed.

“Grant Date” means, with respect to any Award, the date as of which such Award is granted pursuant to the Plan.

“Investor” means any of (i) an investment fund affiliated with Clayton, Dubilier & Rice, LLC, (ii) Commercial Markets Holdco, Inc., (iii) any affiliate of any of the foregoing that acquires shares of Common Stock, and (iv) any successor in interest to any thereof.

“Option” means the right granted pursuant to the Plan to purchase a specified number of shares of Common Stock.

“Option Agreement” means an agreement between the Company and a Participant embodying the terms of any Options granted pursuant to the Plan and in the form approved by the Administrator from time to time for such purpose.

“Participant” means any Employee who is granted an Award.

“Person” means any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity.

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“Plan” means this JohnsonDiversey Holdings, Inc. Stock Incentive Plan.

“Public Offering” means the first day as of which (i) sales of any class of common stock are made to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, in the United States pursuant to an underwritten public offering led by one or more underwriters at least one of which is an underwriter of nationally recognized standing, with aggregate gross cash proceeds (without regard to any underwriting discount or commission) of at least $100,000,000, or (ii) the Administrator has determined in good faith that shares of any class of common stock otherwise have become publicly-traded for this purpose.

“Retirement” means the termination of a Participant’s employment at the election the Participant (i) at or after age 65 or (ii) at or after the date on which the Participant’s both (x) has attained age 55 and (y) has 10 years of uninterrupted service with the Company.

“Special Termination” means a termination by reason of the Participant’s death or Disability.

“Subscription Agreement” means a stock subscription agreement between the Company and a Participant embodying the terms of any stock purchase made pursuant to the Plan and in the form approved by the Administrator from time to time for such purpose.

“Subsidiary” means any corporation, limited liability company or other entity, a majority of whose outstanding voting securities is owned, directly or indirectly, by the Company.

Section 10.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

Article XI

Miscellaneous Provisions

Section 11.1 Nontransferability of Awards. Except as otherwise provided herein or as the Administrator may permit on such terms as it shall determine, no Awards granted under the Plan may be sold, transferred, pledged, assigned,

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hedged, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime by such Participant only (or, in the event of the Participant’s Disability, such Participant’s legal representative). Following a Participant’s death, all rights with respect to Awards that were outstanding at the time of such Participant’s death and have not terminated shall be exercised by his designated beneficiary or by his estate in the absence of a designated beneficiary.

Section 11.2 Tax Withholding. The Company or the Subsidiary employing a Participant shall have the power to withhold up to the minimum statutory requirement, or to require such Participant to remit to the Company or such Subsidiary, an amount sufficient to satisfy all U.S. federal, state, local and any non-U.S. withholding tax or other governmental tax, charge or fee requirements in respect of any Award granted under the Plan.

Section 11.3 Beneficiary Designation. Pursuant to such rules and procedures as the Administrator may from time to time establish, a Participant may name a beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Administrator, and will be effective only when filed by the Participant in writing with the Administrator during his lifetime.

Section 11.4 No Guarantee of Employment or Participation. Nothing in the Plan or in any agreement granted hereunder shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or retention at any time, or confer upon any Participant any right to continue in the employ or retention of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant or, having been so selected, to receive any other or future Awards. For purposes of this Plan, the “employment” of a Participant shall be deemed to refer to the Participant’s provision of services to the Company or any Subsidiary as an employee or independent contractor, and the “termination of employment” and corollary phrases with respect to a Participant shall be deemed to refer to the Participant’s cessation of such services with respect to all such persons in all capacities.

Section 11.5 No Limitation on Compensation; No Impact on Benefits. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary to establish other plans or to pay compensation to its Employees, in cash or property, in a manner that is not expressly authorized under the Plan.

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Except as may otherwise be specifically and unequivocally stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s rights under any such plan, policy or program. The selection of an Employee as a Participant shall neither entitle such Employee to, nor disqualify such Employee from, participation in any other award or incentive plan.

Section 11.6 No Voting Rights. Except as otherwise required by law, no Participant holding any Awards granted under the Plan shall have any right in respect of such Awards to vote on any matter submitted to the Company’s stockholders until such time as the shares of Common Stock underlying such Awards have been issued, and then, subject to the voting restrictions contained in the Subscription Agreement.

Section 11.7 Requirements of Law. The granting of Awards and the issuance of shares of Common Stock pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No Awards shall be granted under the Plan, and no Common Stock shall be issued under the Plan, if such grant or issuance would result in a violation of applicable law, including U.S. federal securities laws and any applicable state or non-U.S. securities laws.

Section 11.8 Freedom of Action. Nothing in the Plan or any Award Agreement evidencing an Award shall be construed as limiting or preventing the Company or any Subsidiary from taking any corporate action (such as acquisitions, dispositions, entry into new lines of business and the incurrence of indebtedness) that it deems appropriate or in its best interest (as determined in its sole and absolute discretion) and no Participant (or person claiming by or through a Participant) shall have any right relating to the diminishment in the value of any Award as a result of any such action, so long as such action is not directly governed by or is not directly related to the administration of the Plan or any Award Agreement. This Section 11.8 shall not be construed to enlarge the rights of the Company or the Administrator hereunder with respect to the interpretation or administration of the Plan or any Award Agreements.

Section 11.9 Unfunded Plan; Plan Not Subject to ERISA. The Plan is an unfunded plan and Participants shall have the status of unsecured creditors of the Company. The Plan is not intended to be subject to the Employee Retirement Income and Security Act of 1974, as amended.

Section 11.10 Term of Plan. The Plan shall be effective as of January 11, 2010 (the “Effective Date”) and shall continue in effect, unless sooner terminated pursuant to Article IX, until the tenth anniversary of such date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

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Section 11.11 Governing Law. The Plan, and all agreements hereunder, shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

Section 11.12 Section 409A of the Code. This Plan and the Award Agreements entered into pursuant to this Plan are intended to be exempt from or comply with the requirements of Section 409A of the Code and shall be construed and interpreted in accordance with such intent.

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Deferred Share Unit Agreement

This Deferred Share Unit Agreement, dated as of January 11, 2010, between JohnsonDiversey Holdings, Inc., a Delaware corporation, and the employee whose name appears on the signature page hereof (hereinafter referred to as the “Employee”), is being entered into pursuant to the JohnsonDiversey Holdings, Inc. Stock Incentive Plan. The meaning of capitalized terms may be found in Section 8.

The Company and the Employee hereby agree as follows:

Section 1. Grant of Deferred Share Units.

(a) Confirmation of Grant. Subject to the terms of this Agreement, the Company hereby evidences and confirms, effective as of the date hereof, its grant to the Employee of the number of Deferred Share Units specified on the signature page hereof, each of which represents the right to receive, to the extent vested on the applicable Scheduled Vesting Date, one share of Common Stock. This Agreement is entered into pursuant to, and the terms of the Deferred Share Units are subject to, the Plan. If there is any inconsistency between any express provision of this Agreement and any express term of the Plan, the express term of the Plan shall govern.

(b) Employee Account; Replacement of LTIP Opportunity.

(i) The Company will establish a separate notional account for the Employee and will record in such account the number of Deferred Share Units awarded to the Employee pursuant to this Agreement. Such Deferred Share Units shall be designated for record keeping purposes as “2008-2010 Deferred Share Units” and “2009-2011 Deferred Share Units,” in each case as specified on the signature page hereof.

(ii) The Employee acknowledges and agrees that the grant of Deferred Share Units hereunder shall irrevocably and fully replace the Employee’s Cash Target Award Opportunity with respect to the 2008-2010 and 2009-2011 measurement periods under the JohnsonDiversey, Inc. Long-Term Cash Incentive Plan (the “LTIP”), in each case in the percentage amounts set forth on the signature page hereof.

Section 2. Effect of Continued Employment through the Scheduled Vesting Date.

(a) If the Employee remains continuously employed with the Company from the date of this Agreement through the applicable Scheduled Vesting Date and a Change in Control does not occur prior to the applicable Scheduled Vesting Date, then the Deferred Share Units shall vest and/or be forfeited as of the applicable Scheduled Vesting Date based on the good faith determination by the Administrator of the extent to which the performance objectives set forth on Schedule 1 of this Agreement are satisfied. The “Scheduled Vesting Date” applicable to the 2008-2010 Deferred Share Units shall occur in 2011 but not later than March 31, 2011 on a date selected by the Administrator. The “Scheduled Vesting Date” applicable to the 2009-2011 Deferred Share Units shall occur in 2012 but not later than March 31, 2012 on a date selected by the Administrator.

(b) The Administrator, in its sole discretion, may accelerate the vesting of all or a portion of the Deferred Share Units at any time and from time to time or such terms and subject to such conditions as it may determine.

Section 3. Effect of Termination of Employment prior to the Scheduled Vesting Date.

(a) [For individuals who are parties to employment agreements: Upon the Employee’s termination of employment prior to a Scheduled Vesting Date (i) by the Company without “Cause”, (ii) by the Employee with “Good Reason”, (iii) by reason of the Employee’s death or “disability” (as the terms “Cause,” “Good Reason” and “disability” are defined in the Employment Agreement between the Employee and the Company then in effect (the “Employment Agreement”)) or (iv) by reason of the Employee’s Retirement,] [For individuals who are not parties to employment agreements: Upon the Employee’s termination of employment prior to a Scheduled Vesting Date by reason of the Employee’s death, Disability or Retirement,] then, subject to Section 4, Deferred Share Units which are then outstanding shall remain outstanding and unvested until the applicable Scheduled Vesting Date. In such event, as of the applicable Scheduled Vesting Date, a pro rata portion of Deferred Share Units shall vest as follows: (A) first, based on the good faith determination by the Administrator of the extent to which the performance objectives set forth on Schedule 2 of this Agreement have been satisfied (and determined as if the Employee had remained employed through the Scheduled Vesting Date), and (B) if any Deferred Share Units would become vested pursuant to the preceding clause (A), by then multiplying such number of Deferred Share Units by a fraction, the numerator of which is the Elapsed Portion of the Measurement Period and the denominator of which is thirty-six (36) [For individuals who are parties to employment agreements:; provided, that if the Employment Agreement would require the consent of the Chief Executive Officer of the Company to vesting of the Employee’s award(s) under the LTIP (whether or not any such awards are outstanding on the Scheduled Vesting Date), then such consent shall be a condition to vesting hereunder]. Any Deferred Share Units subject to vesting on such Scheduled Vesting Date in excess of the number produced by application of the formula set forth in this Section 3 shall be forfeited.

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(b) Upon the Employee’s termination of employment for any reason other than as set forth in Section 3(a), any Deferred Share Units that have not vested on or prior to the date of such termination of employment shall be forfeited.

(c) For avoidance of doubt, the provisions of this Section 3 shall be applied separately with respect to the 2008-2010 Deferred Share Units and the 2009-2011 Deferred Share Units.

Section 4. Effect of a Change in Control prior to the Scheduled Vesting Date.

(a) Upon the occurrence of a Change in Control prior to a Scheduled Vesting Date, a number of Deferred Share Units shall vest based on the good faith determination by the Administrator of the extent to which the performance objectives set forth on Schedule 1 of this Agreement would be satisfied if the performance cycles were to continue until their ending dates (i.e., December 31, 2010 for 2008-2010 Deferred Share Units, and December 31, 2011 for 2009-2011 Deferred Share Units), projected based on performance through the date of the Change in Control; provided, that, if the employment of the Employee has terminated prior to the Change in Control and the Employee holds unvested outstanding units pursuant to the first sentence of Section 3(a), the number of Deferred Share Units that vest pursuant to this Section 4(a) shall be reduced by the formula set forth in Section 3(a). Any Deferred Share Units that do not vest upon the Change in Control pursuant to the immediately preceding sentence shall be forfeited.

(b) In the event of a Change in Control, each Deferred Share Unit that has vested pursuant to Section 2(a) but has not yet been settled pursuant to Section 5, or that vests pursuant to Section 4(a), shall be converted, as of the effective date of the Change in Control, into a notional cash amount (the “Cash Amount”) equal to the number of Deferred Share Units multiplied by the Change in Control Price. The Cash Amount shall be fully vested (i.e., not subject to forfeiture) when credited and shall be paid to the Employee on the applicable Settlement Date.

(c) For avoidance of doubt, the provisions of this Section 4 shall be applied separately with respect to the 2008-2010 Deferred Share Units and the 2009-2011 Deferred Share Units.

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Section 5. Settlement of Deferred Share Units.

(a) Settlement of Deferred Share Units in Shares of Common Stock. Vested Deferred Share Units shall be settled into an equal number of shares of Common Stock on the following dates:

(i) With respect to the 2008-2010 Deferred Share Units, in 2011 after the Scheduled Vesting Date and not later than April 15, 2011 on a date selected by the Administrator; and

(ii) With respect to the 2009-2011 Deferred Share Units, in 2012 after the Scheduled Vesting Date and not later than April 15, 2012 on a date selected by the Administrator

(each such date, a “Settlement Date”). On or before any Settlement Date, unless otherwise determined by the Administrator, the Company and the Employee shall have entered into the Subscription Agreement attached to this Agreement as Exhibit A. The shares of Common Stock issued on any Settlement Date shall be fully vested (i.e., not subject to forfeiture) when issued.

(b) Alternative Treatment of Deferred Share Units in the Event that the Offering is Oversubscribed.

(i) Notwithstanding Sections 2(a), 3(a) and 5(a), if the Administrator determines in good faith in connection with the Settlement Date applicable to the 2009-2011 Deferred Share Units that the number of shares of Common Stock to be issued in connection with the settlement of the 2009-2011 Deferred Share Units on such Settlement Date, when added to the sum of all Related Outstanding Deferred Share Units, Related Outstanding Shares and Related Outstanding Options, would exceed the Related Offering Maximum Number (such excess number, the “Section 5(b)(i) Excess Number”), the Administrator may elect to settle a number (not to exceed the Proportionate Number) of the 2009-2011 Deferred Share Units in cash. The amount paid with respect to each 2009-2011 Deferred Share Unit settled in cash pursuant to this Section 5(b)(i) shall be equal to the Fair Market Value as of the Settlement Date and shall be paid on the Settlement Date. The Employee acknowledges that the settlement of 2009-2011 Deferred Share Units in cash pursuant to this Section 5(b)(i) will result in the forfeiture of certain Options held by the Employee which were granted to the Employee in the Offering, as provided in an Award Agreement to which the Employee is a party.

(ii) Notwithstanding Sections 4(b) and 5(a), in connection with (but as of immediately prior to) the occurrence of a Change in Control prior to a Scheduled Vesting Date, the Administrator shall determine in good faith the number by which the sum of all Related Outstanding Deferred

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Share Units, Related Outstanding Shares and Related Outstanding Options exceeds the Related Offering Maximum Number (such excess number, the “Section 5(b)(ii) Excess Number”). If the Administrator determines that the Section 5(b)(ii) Excess Number is greater than zero, a number of 2009-2011 Deferred Share Units determined by the Administrator (not in excess of the Proportionate Number) shall be categorized as “Unmatched Deferred Share Units”; provided, that any 2009-2011 Deferred Share Unit categorized as an Unmatched Deferred Share Unit pursuant to this Section 5(b)(ii) shall nevertheless be treated, for purposes of the application of Section 4, in the same manner as a 2009-2011 Deferred Share Unit not categorized as an Unmatched Deferred Share Unit. The Employee acknowledges that the categorization of 2009-2011 Deferred Share Units as Unmatched Deferred Share Units will result in the forfeiture of certain Options held by the Employee which were granted to the Employee in the Offering, as provided in an Award Agreement to which the Employee is a party.

(iii) For purposes of this Section 5(b):

The “Offering” means the management equity offering of the Company described in the Confidential Offering Memorandum of the Company, dated January 21, 2010 delivered to the Employee.

The “Proportionate Number” as of any date shall be the number determined by multiplying the Section 5(b)(i) Excess Number or Section 5(b)(ii) Excess Number (whichever is applicable) as of such date by a fraction, the numerator of which is the aggregate number of 2009-2011 Deferred Share Units as of such date and the denominator of which is the aggregate number of Related Outstanding Deferred Share Units as of such date.

The “Related Offering Maximum Number” is 11,546,841, which is the aggregate maximum number of shares of Common Stock authorized by the Administrator to be issued in connection with the Offering (adjusted, if necessary, in the same manner and under the same circumstances as provided in Section 3.3 of the Plan).

The “Related Outstanding Deferred Share Units” as of any date means the aggregate number of Deferred Share Units acquired in the Offering and outstanding but not converted into Common Stock as of such date (whether held by the Employee or any other employee of the Company).

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The “Related Outstanding Options” as of any date means the aggregate number of Options granted in the Offering and outstanding but unexercised as of such date (whether held by the Employee or any other employee of the Company).

The “Related Outstanding Shares” as of any date means the shares of Common Stock actually outstanding as of such date (whether held by the Employee or any other employee of the Company) that were issued upon (i) the sale of shares of Common Stock in the Offering, (ii) the conversion of Deferred Share Units acquired in the Offering or (iii) the exercise of Options granted in the Offering.

For purposes of determining the Proportionate Number pursuant to either Section 5(b)(i) or Section 5(b)(ii), the Administrator shall take into account any forfeitures or other reductions that the Administrator reasonably and in good faith determines will be applicable with respect to the Section 5(b)(i) Excess Number or Section 5(b)(ii) Excess Number (whichever is applicable), the number of shares of Common Stock to be issued in connection with the settlement of the 2009-2011 Deferred Share Units and the number of Related Outstanding Deferred Share Units, Related Outstanding Shares and Related Outstanding Options, including pursuant to Sections 2(a), 3(a), 3(b), 4(a) and 9(a), but excluding pursuant to this Section 5(b).

Section 6. Employee’s Representations and Warranties.

(a) Access to Information, Etc. The Employee represents and warrants as follows:

(i) the Employee has carefully reviewed the Offering Memorandum, dated as of January 21, 2009, each of its exhibits, annexes and other attachments, each document incorporated by reference into the Offering Memorandum, and the other materials furnished to the Employee in connection with the offer of the Deferred Share Units pursuant to this Agreement;

(ii) the Employee has had an adequate opportunity to consider whether or not to apply the Employee’s Cash Target Award Opportunity under the LTIP to acquire Deferred Share Units offered to the Employee, and to discuss such investment with the Employee’s legal, tax and financial advisors;

(iii) the Employee understands the terms and conditions that apply to the Deferred Share Units and the risks associated with an investment in the Deferred Share Units;

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(iv) the Employee has a good understanding of the English language;

(v) the Employee is an officer or employee of the Company or one of its Subsidiaries; and

(vi) the Employee is a resident of the jurisdiction indicated as his or her address set forth on the signature page of this Agreement.

(b) Ability to Bear Risk. The Employee represents and warrants as follows:

(i) the financial situation of the Employee is such that he or she can afford to bear the economic risk of holding the Deferred Share Units until the applicable Settlement Date;

(ii) the Employee can afford to suffer the complete loss of his or her investment in the Deferred Share Units; and

(iii) if the Employee elects pursuant to Section 9(a) to satisfy all or any portion of his or her tax withholding obligations with cash, the Employee can afford to bear the economic risk of such election.

(c) Voluntary Acquisition. The Employee represents and warrants that the Employee is acquiring the Deferred Share Units voluntarily.

(d) No Right to Awards. The Employee acknowledges and agrees that the grant of any Deferred Share Units (i) is being made on an exceptional basis and is not intended to be renewed or repeated, (ii) is entirely voluntary on the part of the Company and its Subsidiaries and (iii) should not be construed as creating any obligation on the part of the Company or any of its Subsidiaries to offer any Deferred Share Units other than those evidenced hereby.

(e) Investment Intention. The Employee represents and warrants that the Employee is acquiring the Deferred Share Units and any shares of Common Stock delivered in settlement thereof for his or her own account for investment and not on behalf of any other person or with a view to, or for sale in connection with, any distribution of the Deferred Share Units.

Section 7. Restriction on Transfer; Non-Transferability of Deferred Share Units. The Deferred Share Units are not assignable or transferable, in whole or in part, and they may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or

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encumbered (including, but not limited to, by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Employee upon the Employee’s death. Any purported transfer in violation of this Section 7 shall be void ab initio.

Section 8. Certain Definitions. As used in this Agreement, capitalized terms that are not defined herein have the respective meanings given to them in the Plan, and the following additional terms shall have the following meanings:

“2008-2010 Deferred Share Units” has the meaning given in Section 1(b)(i).

“2009-2011 Deferred Share Units” has the meaning given in Section 1(b)(i).

“Cash Amount” has the meaning given in Section 4(b).

“Cash Target Award Opportunity” means the amount set forth on the signature page of this Agreement.

“Elapsed Portion of the Measurement Period” means the following: (i) with respect to the 2008-2010 Deferred Share Units, the period of time (expressed as a number of whole and partial months not greater than 36) from January 1, 2008 through the date of the Employee’s termination of employment and (ii) with respect to the 2009-2011 Deferred Share Units, the period of time (expressed as a number of whole and partial months not greater than 36) from January 1, 2009 through the date of the Employee’s termination of employment.

“Employee” means the grantee of the Deferred Share Units whose name is set forth on the signature page of this Agreement; provided, that where appropriate to effectuate the intent of this Agreement, following an Employee’s death “Employee” shall be deemed to include such person’s beneficiary or estate and following such Person’s Disability, “Employee” shall be deemed to include such person’s legal representative.

[“Employment Agreement” has the meaning given in Section 3(a).]1

“LTIP” has the meaning given in Section 1(b)(ii).

“Net Issuance” has the meaning given in Section 9(a).

[1]	Note: Include if the Employee is a party to an Employment Agreement.

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“Offering” has the meaning given in Section 5(b)(iii).

“Plan” means the JohnsonDiversey Holdings, Inc. Stock Incentive Plan.

“Proportionate Number” has the meaning given in Section 5(b)(iii).

“Related Offering Maximum Number” has the meaning given in Section 5(b)(iii).

“Related Outstanding Deferred Share Units” has the meaning given in Section 5(b)(iii).

“Related Outstanding Options” has the meaning given in Section 5(b)(iii).

“Related Outstanding Shares” has the meaning given in Section 5(b)(iii).

“Section 5(b)(i) Excess Number” has the meaning given in Section 5(b)(i).

“Section 5(b)(ii) Excess Number” has the meaning given in Section 5(b)(ii).

“Scheduled Vesting Date” has the meaning given in Section 2(a).

“Securities Act” means the United States Securities Act of 1933, as amended, or any successor statue, and the rules and regulations thereunder that are in effect at the time, and any reference to a particular section thereof shall include a reference to the corresponding section, if any, of such successor statute, and the rules and regulations.

“Settlement Date” has the meaning given in Section 5(a).

Section 9. Miscellaneous.

(a) Withholding. Upon the settlement of vested Deferred Share Units and (if applicable) delivery of Cash Amounts, the Employee shall be obligated to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding or other similar charges or fees that may arise in connection therewith. The Employee shall be permitted to elect on or before the applicable Settlement Date whether to satisfy such withholding obligation upon the settlement of vested Deferred Share Units (i) by delivering cash to the Company in satisfaction of all or a portion of such obligation (the method set forth in this clause (i), a “Cash

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Election”), (ii) by directing the Company to withhold from issuance a number of shares of Common Stock having a Fair Market Value equal to the amount of such obligation (the method set forth in this clause (ii), a “Net Issuance”) or (iii) a combination of (i) and (ii). In the event that the Administrator determines, reasonably and in good faith, that giving full effect to the Employee’s Cash Election (taken together with all other employees of the Company and its Subsidiaries who have made cash elections with respect to an applicable Settlement Date) would result in an insufficient number of shares of Common Stock being available for grants of Awards to future hires, the Administrator may elect to reduce the Employee’s Cash Election with respect to such Settlement Date (in which event the Administrator may also reduce the cash elections of all other employees of the Company and its Subsidiaries who have made cash elections with respect to such Settlement Date) such that a sufficient number of shares of Common Stock are available for grants of Awards to future hires. In the absence of a Cash Election or to the extent that the Employee’s Cash Election is reduced by the Administrator as aforesaid, such withholding obligation shall be effected through a Net Issuance.

(b) Authorization to Share Personal Data. The Employee authorizes the Company or any Affiliate of the Company that employs the Employee or that otherwise has or lawfully obtains personal data relating to the Employee to divulge or transfer such personal data to the Company or to a third party, in each case if and to the extent reasonably appropriate and reasonably determined by the Administrator to be directly related to the Company’s responsibility to carry out the terms of this Agreement or the administration of the Plan.

(c) No Rights as Stockholder; No Voting Rights. The Employee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by the Deferred Share Units prior to the issuance of such shares of Common Stock.

(d) No Right to Continued Employment. Nothing in this Agreement shall be deemed to confer on the Employee any right to continue in the employ of the Company or any Subsidiary, or to interfere with or limit in any way the right of the Company or any Subsidiary to terminate such employment at any time.

(e) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if transmitted in accordance with the applicable notice provisions of the Subscription Agreement attached hereto as Exhibit A.

(f) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. No provision of this Agreement, express or implied, is intended or

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shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(g) Waiver; Amendment.

(i) Waiver. Any party hereto or beneficiary hereof may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any of the obligations of the other parties under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party’s or beneficiary’s rights or privileges hereunder or shall be deemed a waiver of such party’s or beneficiary’s rights to exercise the same at any subsequent time or times hereunder. The waiver by the Company of any of the vesting conditions contained herein shall in no event be construed to accelerate or delay the Settlement Dates hereunder.

(ii) Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Employee and the Company.

(h) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Employee without the prior written consent of the other party.

(i) Applicable Law. This Agreement shall be governed in all respects, including, but not limited to, as to validity, interpretation and effect, by the internal laws of the State of Delaware, without reference to principles of conflict of law that would require application of the law of another jurisdiction.

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(j) Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right he, she or it may have to a trial by jury in respect of any suit, action or proceeding arising out of this agreement or any transaction contemplated hereby. Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that he, she or it and the other party hereto have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 9(j).

(k) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(l) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the date first above written.

JOHNSONDIVERSEY HOLDINGS, INC.

By:
Name:
Title:

THE EMPLOYEE:

«Name»

By:
as Attorney-in-Fact
Name:

Address of the Employee:

«Address»

	2008-2010 Deferred Share Units	2009-2011 Deferred Share Units
Cash Target Award Opportunity:	$<<insert number>>	$<<insert number>>
Total Deferred Share Units:	<<insert number>>	<<insert number>>
Total Allocated to Earned Portion:	<<insert number>>	<<insert number>>
Total Allocated to Unearned Portion:	<<insert number>>	<<insert number>>

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Schedule 1

Performance-Based Vesting Conditions

1. 2008-2010 Deferred Share Units. The 2008-2010 Deferred Share Units shall be subject to the following performance-based vesting conditions:

•	The following performance objectives shall apply to <<insert number>> of the 2008-2010 Deferred Share Units (the “Earned Portion”):

—If EBITDA performance in respect of the 2010 fiscal year of the Company is below 85% of Budget (as defined below), 0% of the Earned Portion will vest.

—If EBITDA performance in respect of the 2010 fiscal year of the Company is at or above 85% of Budget, 100% of the Earned Portion will vest.

•	The following performance objectives shall apply to <<insert number>> of the 2008-2010 Deferred Share Units (the “Unearned Portion”):

—If EBITDA performance in respect of the 2010 fiscal year of the Company is below 85% of Budget, 0% of the Unearned Portion will vest.

—If EBITDA performance in respect of the 2010 fiscal year of the Company is 85% of Budget, 25% of the Unearned Portion will vest.

—If EBITDA performance in respect of the 2010 fiscal year of the Company is at or above 100% of Budget, 100% of the Unearned Portion will vest.

—If EBITDA performance in respect of the 2010 fiscal year of the Company is at least 85% of Budget but less than 100% of Budget, vesting will be determined by linear interpolation (i.e., each 1% of performance in excess of 85% would result in an additional 5% of vesting).

•	Any 2008-2010 Deferred Share Units that do not vest pursuant to the foregoing schedule shall be forfeited.

*        *        *

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2. 2009-2011 Deferred Share Units. The 2009-2011 Deferred Share Units shall be subject to the following performance-based vesting conditions:

•	The following performance objectives shall apply to <<insert number>> of the 2009-2011 Deferred Share Units (the “Earned Portion”):

—If EBITDA performance in respect of the 2010 and 2011 fiscal years of the Company is below 85% of Cumulative Budget (as defined below), 0% of the Earned Portion will vest.

—If EBITDA performance in respect of the 2010 and 2011 fiscal years of the Company is at or above 85% of Cumulative Budget, 100% of the Earned Portion will vest.

•	The following performance objectives shall apply to <<insert number>> of the 2009-2011 Deferred Share Units (the “Unearned Portion”):

—If EBITDA performance in respect of the 2010 and 2011 fiscal years of the Company is below 85% of Cumulative Budget, 0% of the Unearned Portion will vest.

—If EBITDA performance in respect of the 2010 and 2011 fiscal years of the Company is 85% of Cumulative Budget, 25% of the Unearned Portion will vest.

—If EBITDA performance in respect of the 2010 and 2011 fiscal years of the Company is at or above 100% of Cumulative Budget, 100% of the Unearned Portion will vest.

—If EBITDA performance in respect of the 2010 and 2011 fiscal years of the Company is at least 85% of Cumulative Budget but less than 100% of Cumulative Budget, vesting will be determined by linear interpolation (i.e., each 1% of performance in excess of 85% would result in an additional 5% of vesting).

•	Any 2009-2011 Deferred Share Units that do not vest pursuant to the foregoing schedule shall be forfeited.

3. Definitions. For purposes of this Schedule 1:

—“Budget” with respect to a fiscal year of the Company means the EBITDA projections for such fiscal year as presented to the Board by management of the Company and as adopted by the Board for such fiscal year.

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—“Cumulative Budget” with respect to the 2010 and 2011 fiscal years of the Company means the aggregate of the two Budgets with respect to such fiscal years.

—“EBITDA” means earnings before interest, taxes, depreciation and amortization as set forth in the Budget, with such adjustments as are customarily made by the Company with respect to the Company’s incentive compensation programs.

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Exhibit A

Form of Subscription Agreement

Exhibit A – Page 1

Employee Stock Subscription Agreement

(DSU Settlement)

This Employee Stock Subscription Agreement, dated as of [—], 2010, between JohnsonDiversey Holdings, Inc., a Delaware corporation, and «Name» (hereinafter referred to as the “Employee”), is being entered into pursuant to the JohnsonDiversey Holdings, Inc. Stock Incentive Plan. The meaning of each capitalized term may be found in Section 9.

The Company and the Employee hereby agree as follows:

Section 1. Acquisition of Common Stock.

(a) In General. Subject to all of the terms of this Agreement, at the Closing the Employee shall acquire, and the Company shall issue, in settlement of Deferred Share Units held by the Employee, the aggregate number of shares of Common Stock set forth on the signature page hereof (the “Shares”).

(b) Condition to Acquisition. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any Common Stock to any Person who is not a current or former employee of the Company or any of its Subsidiaries at the time that such shares of Common Stock are to be issued or who is a resident of a jurisdiction in which the issuance of Common Stock to him or her would constitute a violation of the securities, “blue sky” or other laws of such jurisdiction.

Section 2. The Closing.

(a) Time and Place. The closing of the issuance of the Shares (the “Closing”) shall occur on the Settlement Date applicable to the Deferred Share Units, at a time and place to be determined by the Company.

(b) [intentionally omitted]

(c) Delivery by the Company. At the Closing, the Company shall register the Shares in the name of the Employee. If the Shares are certificated, any certificates relating to the Shares shall be held by the Secretary of the Company or his or her designee on behalf of the Employee.

Section 3. Employee’s Representations and Warranties.

(a) [intentionally omitted]

(b) Ability to Bear Risk. The Employee represents and warrants as follows:

(i) the Employee understands that the transfer restrictions that apply to the Shares may effectively preclude the transfer of any of the Shares prior to a Public Offering or the establishment of a Public Market;

(ii) the financial situation of the Employee is such that he or she can afford to bear the economic risk of holding the Shares for an indefinite period;

(iii) the Employee can afford to suffer the complete loss of his or her investment in the Shares; and

(iv) the Employee understands that the Company’s Financing Agreements may restrict the ability of the Company to repurchase the Shares pursuant to Section 5 and that the Company and its Subsidiaries may, without the consent of the Employee, enter into or amend, refinance or enter into new Financing Agreements without regard to the impact on the Company’s ability to repurchase the Shares.

(c) [intentionally omitted]

(d) [intentionally omitted]

(e) Investment Intention. The Employee represents and warrants that the Employee is acquiring the Shares solely for his or her own account for investment and not on behalf of any other Person or with a view to, or for sale in connection with, any distribution of the Shares.

(f) Securities Law Matters. The Employee acknowledges and represents and warrants that the Employee understands that:

(i) the Shares have not been registered under the Securities Act or any state or non-United States securities or “blue sky” laws;

(ii) it is not anticipated that there will be any public market for the Shares;

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(iii) the Shares must be held indefinitely and the Employee must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under applicable securities and other laws or an exemption from registration is available;

(iv) except as set forth in Section 8(b), the Company is under no obligation to register the Shares or to make an exemption from registration available; and

(v) a restrictive legend shall be placed on any certificates representing the Shares that makes clear that the Shares are subject to the restrictions on transferability set forth in this Agreement and a notation shall be made in the appropriate records of the Company or any transfer agent indicating that the Shares are subject to such restrictions.

Section 4. Restriction on Transfer of Shares.

(a) In General. Prior to a Public Offering or the establishment of a Public Market the Employee shall not Transfer any of the Shares other than (i) upon the Employee’s death by will or by the laws of descent and distribution, (ii) repurchases by the Company (or an assignee thereof) or the Investors pursuant to Section 5 of this Agreement, (iii) pursuant to Section 6 or Section 7 of this Agreement or (iv) with the Company’s consent. Shares may only be Transferred in a manner that complies with all applicable securities laws and, if the Company so requests, prior to any attempted Transfer, the Employee shall provide to the Company at the Employee’s expense such information relating to the compliance of such proposed Transfer with the terms of this Agreement and applicable securities laws as the Company shall reasonably request, which may include an opinion of counsel reasonably satisfactory to the Company in form and substance regarding such securities law or other matters as the Company shall request (such counsel to be reasonably satisfactory to the Company). Upon a Transfer of the Employee’s Shares by will or by the laws of descent and distribution, each transferee shall enter into a Subscription Agreement governing the Shares Transferred to him or her that contains repurchase rights, transfer and other restrictions on such Shares reasonably equivalent to those contained herein.

(b) No Transfer That Would Result In Registration Requirements. Prior to a Public Offering or the establishment of a Public Market, the Shares may not be Transferred if such Transfer would result in the Company becoming subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (or other similar provision of non-U.S. law) or

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would increase the risk that the Company would be subject to such reporting requirements as determined in good faith by the Company in its sole and absolute discretion. Any purported Transfer in violation of Section 4(a) or this Section 4(b) shall be void ab initio.

(c) Public Offering or a Public Market. The provisions of this Section 4 shall terminate and cease to have further effect upon the earlier to occur of a Public Offering or the establishment of a Public Market.

Section 5. Options Effective on Termination of Employment Prior to a Public Offering or a Public Market.

(a) Rights of the Company and the Initial Investors. If the Employee’s employment with the Company terminates for any reason prior to a Public Offering or the establishment of a Public Market, the Company may elect to purchase all or a portion of the Shares by written notice to the Employee delivered on or before the 60th day after the Determination Date. The Investors may elect to purchase all or any portion of the Shares that the Company has not elected to purchase by written notice to the Employee delivered at any time on or before the 90th day after the Determination Date.

(b) Limited Right of the Employee to Require the Company to Repurchase Shares. If the Employee’s employment with the Company is terminated by reason of the Disability or death of the Employee and the right of repurchase pursuant to Section 5(a) has been exercised with respect to fewer than all of the Employee’s Shares, the Employee may require the Company to purchase all (but not fewer than all) of the Employee’s Shares as to which such right of repurchase has not been exercised by written notice delivered to the Company during the 30-day period beginning on the 90th day after the Determination Date.

(c) Purchase Price. The purchase price per Share pursuant to this Section 5 shall equal the Fair Market Value as of the later of (i) the effective date of the Employee’s termination of employment (determined without regard to any statutory or deemed or express contractual notice period) and (ii) six months and one day from the date of the Employee’s acquisition of the Shares pursuant to this Agreement (such date, the “Determination Date”), provided that if the Employee’s employment is terminated by the Company for Cause, the purchase price per Share shall equal the lesser of (i) the Fair Market Value of such Share as of the Determination Date and (ii) the price at which the Employee purchased such Share from the Company pursuant to this Agreement.

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(d) Closing of Purchase; Payment of Purchase Price. Subject to Section 5(e), the closing of a purchase pursuant to this Section 5 shall take place at the principal office of the Company no later than the 90th day following the Determination Date (or, in the case of a purchase pursuant to Section 5(b), no later than 30 days following the Company’s receipt of written notice from the Employee pursuant to Section 5(b)). At the closing, (i) the Company or the Investors, as the case may be, shall pay the Purchase Price to the Employee and (ii) if the Employee actually holds any certificates or other instruments representing the Shares so purchased, the Employee shall deliver to the Company such certificates or other instruments, appropriately endorsed by the Employee or directing that the Shares be so transferred to the purchaser thereof, as the Company or the Investors, as the case may be, may reasonably require.

(e) Certain Restrictions on Repurchases; Delay of Repurchase. Notwithstanding any other provision of this Agreement, the Company shall not be permitted or obligated to make any payment with respect to a repurchase of any Shares from the Employee if (i) such repurchase (or the payment of a dividend by a Subsidiary to the Company to fund such repurchase) would result in a violation of the terms or provisions of, or result in a default or an event of default under, any guaranty, financing or security agreement or document entered into by the Company or any Subsidiary from time to time (the “Financing Agreements”), (ii) such repurchase would violate any of the terms or provisions of the Certificate of Incorporation and By-laws of the Company or (iii) the Company has no funds legally available to make such payment under the General Corporation Law of the State of Delaware. If payment with respect to a repurchase by the Company otherwise permitted or required under this Section 5 is prevented by the terms of the preceding sentence: (I) the payment of the applicable Purchase Price shall be postponed and will take place at the first opportunity thereafter when the Company has funds legally available to make such payment and when such payment will not result in any default, event of default or violation under any of the Financing Agreements or in a violation of any term or provision of the Certificate of Incorporation or By-laws, (II) such repurchase obligation shall rank against other similar repurchase obligations with respect to Common Stock according to priority in time of the effective date of the termination of employment giving rise to such repurchase (provided that any repurchase commitment arising from Disability or death shall have priority over any other repurchase obligation) and (III) the Purchase Price, except in the case of a termination for Cause, shall be increased by an amount equal to interest on such Purchase Price for the period during which payment is delayed at an annual rate equal to the weighted average cost of the Company’s bank indebtedness outstanding during the delay period.

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(f) Right to Retain Shares. If the options of the Company and the Investors to purchase the Shares pursuant to this Section 5 are not exercised with respect to all of the Shares, the Employee shall be entitled to retain the remaining Shares, although those Shares shall remain subject to all of the other provisions of this Agreement.

(g) Notice of Termination; Etc. Prior to a Public Offering or the establishment of a Public Market, the Company shall give prompt written notice to the Investors of any termination of the Employee’s employment with the Company and of the Company’s decision whether or not to purchase Shares pursuant to Section 5(a).

(h) Public Offering or a Public Market. The provisions of this Section 5 shall terminate upon the earlier to occur of a Public Offering or the establishment of a Public Market, provided that such termination shall not affect the Company’s repurchase right following a termination for Cause that was effective (or deemed to be effective) prior to such Public Offering or Public Market or any payment obligation postponed pursuant to Section 5(e).

(i) Allocation of Purchase Rights. The Employee acknowledges and agrees that the Investors may allocate and assign their purchase rights under this Section 5, as among themselves, in such manner as they, in their sole discretion, may agree from time to time.

(j) The Investors are Third-Party Beneficiaries; Remedies. The Employee acknowledges and agrees that any of the Investors that takes action pursuant to this Section 5 is an intended third-party beneficiary of this Section 5, as if such Investor were a party to this Agreement directly. Following a breach or a threatened breach by the Employee of the provisions of this Section 5, the applicable Investor may obtain an injunction granting it specific performance of the Employee’s obligations under this Section 5. The preceding sentence shall not limit the Company’s or the Investors’ rights to recover damages (or the amount thereof) from the Employee.

Section 6. “Tag-Along” Rights.

(a) Sale Notice. At least 30 days before any of the Investors (whether acting alone or jointly with one or more of the other Investors in a single transaction or a series of related transactions) consummates a sale of more than 50.01% of the Common Stock collectively owned by the Investors as of the Effective Date to a Third-Party Buyer, the Company will deliver a written notice (the “Sale Notice”) to the Employee. The Sale Notice will disclose the material terms and conditions of the proposed sale

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or transfer, including the number of shares of Common Stock that the prospective transferee is willing to purchase, the proposed purchase price per share and the intended consummation date of such sale.

(b) Right to Participate. The Employee may elect to participate in the sale or other transfer described in the Sale Notice by giving written notice to the applicable Investors and the Company within 15 days after the Company has given the related Sale Notice to the Employee. If the Employee elects to participate, the Employee will be entitled to sell in the contemplated transaction, at the same price and on the same terms and conditions as set forth in the Sale Notice (provided, however, that (x) the form of consideration paid to the Employee in exchange for the Employee’s Shares may differ from the form of consideration paid to the other participants in exchange for their Shares (except that payment of a different form of consideration shall require the consent of a majority of Employees participating in the contemplated transaction (such majority to be determined based on both (i) the number of shares to be sold or transferred and (ii) the number of participating Employees), unless a third party valuation firm of nationally recognized standing determines that the form of consideration paid to the Employees is substantially equal in value to the form of consideration paid to the other participants), and (y) the Investor(s) may receive, even if not offered to the Employee, rights to appoint members to the board of directors or other governing body of the Third-Party Buyer or its Affiliates, or other governance rights (including board observer rights)), an amount of Shares equal to the product of (i) the quotient determined by dividing (A) the percentage of the Company’s then outstanding Common Stock represented by the Shares then held by the Employee by (B) the aggregate percentage of the Company’s then outstanding Common Stock represented by the Common Stock then held by the Investor(s) participating in the sale or other transfer described in the Sale Notice and all holders of Common Stock electing to participate in such sale and (ii) the number of shares of Common Stock the prospective transferee has agreed to purchase in the contemplated transaction. The Employee shall bear an amount of the costs incurred in a sale or transfer in which the Employee participates pursuant to this Section 6 but only to the extent pro rata with all other shareholders participating in such sale or transfer.

(c) Certain Matters Relating to the Investors. The Company will use its commercially reasonable best efforts to cause the Investors to conduct any sale that is within the scope of this Section 6 in a manner consistent with this Section 6. If the Company is not able to do so or fails to give the Sale Notice to the Employee as prescribed in Section 6(a), the Employee’s sole remedy shall be against the Company.

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(d) Expiration Upon a Public Offering or a Public Market. The provisions of this Section 6 shall terminate and cease to have further effect upon the earlier to occur of a Public Offering or the establishment of a Public Market.

Section 7. “Drag-Along” Rights.

(a) Drag-Along Notice. If any of the Investors (whether acting alone or jointly with one or more of the other Investors) intends to sell or otherwise Transfer, or enter into an agreement to sell or otherwise Transfer, for cash or other consideration, more than 50.01% of the Common Stock collectively owned by the Investors as of the Effective Date to a Third-Party Buyer and the applicable Investor(s) elects to exercise its rights under this Section 7, the Company shall deliver written notice (a “Drag-Along Notice”) to the Employee, which notice shall state (i) that the Investor(s) wishes to exercise its rights under this Section 7 with respect to such sale, (ii) the name and address of the Third-Party Buyer, (iii) the per share amount and form of consideration the applicable Investor(s) proposes to receive for its Common Stock, (iv) the material terms and conditions of payment of such consideration and all other material terms and conditions of such sale, and (v) the anticipated time and place of the closing of the purchase and sale (a “Drag-Along Closing”).

(b) Conditions to Drag-Along. Upon delivery of a Drag-Along Notice, the Employee shall have the obligation to sell and transfer to the Third-Party Buyer at the Drag-Along Closing the percentage of the Employee’s Shares equal to the percentage of the Common Stock owned by the Investor(s) that are to be sold to the Third-Party Buyer (the “Applicable Percentage”) on the same terms as the applicable Investor(s) (provided, however, that (x) the form of consideration paid to the Employee in exchange for the Employee’s Shares may differ from the form of consideration paid to the other participants in exchange for their Shares (except that payment of a different form of consideration shall require the consent of a majority of Employees participating in the contemplated transaction (such majority to be determined based on (i) the number of shares to be sold or transferred and (ii) the number of Employees holding Shares), unless a third party valuation firm of nationally recognized standing determines that the form of consideration paid to the Employees is substantially equal in value to the form of consideration paid to the other participants), and (y) the Investor(s) may receive, even if not offered to the Employee, rights to appoint members to the board of directors or other governing body of the Third-Party Buyer or its Affiliates, or other governance rights (including board observer rights)), but only if such Investor(s) sells and transfers the Applicable Percentage of the Investor’s

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(Investors’) Common Stock to the Third-Party Buyer at the Drag-Along Closing. The Employee shall bear an amount of the costs incurred in a sale or transfer in which the Employee participates pursuant to this Section 7 but only to the extent pro rata with all other shareholders participating in such sale or transfer.

(c) Power of Attorney, Custodian, Etc. By entering into this Agreement and purchasing the Shares, the Employee hereby appoints the applicable Investor(s) and any Affiliates of such Investor(s) so designated by the Investor(s) the Employee’s true and lawful attorney-in-fact and custodian, with full power of substitution (the “Custodian”), and authorizes the Custodian to take such actions as the Custodian may deem necessary or appropriate to effect the sale and transfer of the Applicable Percentage of the Employee’s Shares to the Third-Party Buyer, upon receipt of the purchase price therefor at the Drag-Along Closing, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature, and to take such other action as may be necessary or appropriate in connection with such sale or transfer, including consenting to any amendments, waivers (including waivers of appraisal rights that the Employee may hold with respect to such sale or transfer), modifications or supplements to the terms of the sale (provided that the applicable Investor also so consents, and, to the extent applicable, sells and transfers the Applicable Percentage of its Common Stock on the same terms as so amended, waived, modified or supplemented) and executing any purchase agreement, merger agreement or other agreement in connection with such sale, and instructs the Secretary of the Company (or other person holding any certificates for the Shares) to deliver to the Custodian certificates representing the Applicable Percentage of the Employee’s Shares, together with all necessary duly-executed stock powers. If so requested by the applicable Investor(s) or the Company, the Employee will confirm the preceding sentence in writing in form and substance reasonably satisfactory to such Investor promptly upon receipt of a Drag-Along Notice (and in any event no later than 10 days after receipt of the Drag-Along Notice). Promptly after the Drag-Along Closing, the Custodian shall give notice thereof to the Employee and shall remit to the Employee the net proceeds of such sale (reduced by any amount required to be held in escrow pursuant to the terms of the purchase and sale agreement and any other expenses). If the Company or any Investor enters into any transaction for which Rule 506 (or any similar rule then in effect) promulgated under the Securities Act may be available (including, without limitation, a merger, consolidation or other reorganization), the Employee shall, if requested by the Company, appoint a purchaser representative (as such term is defined in Rule 501 of the Securities Act) reasonably acceptable to the Company. If such

9

purchaser representative was designated by the Company, the Company shall pay the fees and expenses of such purchaser representative, but if the Employee appoints another purchaser representative, the Employee shall be responsible for the fees and expenses of the purchaser representative so appointed.

(d) The Investors are Third-Party Beneficiaries; Remedies. The Employee acknowledges and agrees that any of the Investors that takes action pursuant to this Section 7 is an intended third-party beneficiary of this Section 7, as if such Investor were a party to this Agreement directly. Following a breach or a threatened breach by the Employee of the provisions of this Section 7, the applicable Investor may obtain an injunction granting it specific performance of the Employee’s obligations under this Section 7. Whether or not the applicable Investor obtains such an injunction, and whether or not the transaction with respect to which the Drag-Along Notice relates is consummated, following such a breach or threatened breach by the Employee the Company shall have the option to purchase any or all of the Employee’s Shares at a purchase price per Share equal to the lesser of the price at which the Employee purchased such Shares from the Company or the per share consideration payable pursuant to the Drag-Along Offer. The preceding two sentences shall not limit the Company’s or the Investors’ rights to recover damages (or the amount thereof) from the Employee.

(e) Expiration Upon a Public Offering or a Public Market. The provisions of this Section 7 shall terminate and cease to have further effect upon the earlier to occur of a Public Offering or the establishment of a Public Market.

Section 8. Holdback Agreements; Certain Registration Rights.

(a) Holdback Agreements. If the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Employee shall not effect any Transfer, including any public sale (including a sale under Rule 144 under the Securities Act or other similar provision of applicable law) or distribution, of any Common Stock, other than as part of such underwritten public offering, during the 20 days prior to and the 180 days after the effective date of such registration statement (or such other period as may be generally applicable to or agreed by the Company’s senior-most executives). If the Company files a prospectus in connection with a takedown from a shelf registration statement, the Employee shall not effect any Transfer, including any public sale (including a sale under Rule 144 under the Securities Act or other similar provision of applicable law) or

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distribution, of any Common Stock, other than as part of such offering, for 20 days prior to and 90 days after the date the prospectus supplement is filed with the Securities and Exchange Commission (or such other period as may be generally applicable to or agreed by the Company’s senior-most executives). The restrictions contained in this Section 8 shall only be applicable to the Employee to the extent requested by the underwriters in connection with an underwritten public offering, and, in the event that such restrictions are waived with respect to any of the Investors to any extent, the Company shall request that such restrictions be waived with respect to the Employee to such extent.

(b) Piggyback/Incidental Registration Rights. Pursuant to the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of November 24, 2009, by and among the Company and the other parties thereto (as the same may be amended from time to time), the Employee shall with respect to the Shares be deemed to have the rights of a “Holder” of “Registrable Securities” (such terms having the meaning given to them in the Registration Rights Agreement) for purposes of Section 2 (Incidental Registrations) thereof, and Employee shall have the obligations of a Holder of Registrable Securities under the Registration Rights Agreement; provided that to the extent the underwriters of an underwritten offering limit the right of Employees to sell Shares in such an offering, the Company shall not be obligated to register Employee’s Shares. For the avoidance of doubt, the provisions of this Section 8(b) shall not limit the amendment of the Registration Rights Agreement from time to time in accordance with its terms.

(c) Automatic Conversion of Common Stock. Reference is made to clause (a)(v) of Article FOURTH of the Second Amended and Restated Certificate of Incorporation of the Company providing for the automatic conversion of the Common Stock into Class A common stock upon the occurrence of the events set forth therein.

Section 9. Certain Definitions.

(a) Capitalized terms not otherwise defined in this Agreement have the meanings given to them in the JohnsonDiversey Holdings, Inc. Stock Incentive Plan.

(b) As used in this Agreement, the following terms shall have the meanings set forth below:

“Agreement” means this Employee Stock Subscription Agreement, as amended from time to time in accordance with the terms hereof.

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“Applicable Percentage” has the meaning given in Section 7(b).

“Closing” has the meaning given in Section 2(a).

“Custodian” has the meaning given in Section 7(c).

“Deferred Share Unit Agreement” means the Deferred Share Unit Agreement, dated as of January 11, 2010, to which the Company and the Employee are parties.

“Determination Date” has the meaning given in Section 5(c).

“Drag-Along Closing” has the meaning given in Section 7(a).

“Drag-Along Notice” has the meaning given in Section 7(a).

“Employee” means the purchaser of the Shares whose name is set forth in the preamble to and on the signature page of this Agreement; provided that following such person’s death, the “Employee” shall be deemed to include such person’s beneficiary or estate and following such person’s Disability, the “Employee” shall be deemed to include any legal representative of such person.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations thereunder that are in effect at the time, and any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor statute, and the rules and regulations thereunder.

“Financing Agreements” has the meaning given in Section 5(e).

“Person” means any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity.

“Public Market” shall be deemed to have been established at such time as 30% of the common stock of the Company (on a fully diluted basis) has been sold to the public pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 or pursuant to a public offering outside the United States.

“Purchase Price” means the purchase price per Share determined in accordance with Section 5(c).

“Registration Rights Agreement” means the Registration Rights Agreement of the Company dated as of November 24, 2009.

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“Rule 144” means Rule 144 under the Securities Act (or any successor provision thereto).

“Sale Notice” has the meaning given in Section 6(a).

“Securities Act” means the United States Securities Act of 1933, as amended, or any successor statute, and the rules and regulations thereunder that are in effect at the time and any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor statute, and the rules and regulations thereunder.

“Shares” has the meaning given in Section 1(a), and for purposes of Section 4, Section 5, Section 6, Section 7 and Section 8 it also includes Common Stock delivered as dividends in respect of the Shares.

“Settlement Date” has the meaning set forth in the Deferred Share Unit Agreement.

“Third-Party Buyer” means any Person other than (i) the Company or any of its Subsidiaries, (ii) any employee benefit plan of the Company or any of its Subsidiaries, (iii) either of the Investors or (iv) any Affiliates of any of the foregoing.

“Transfer” means any sale, assignment, transfer, pledge, encumbrance, or other direct or indirect disposition (including a hedge or other derivative transaction).

Section 10. Miscellaneous.

(a) Authorization to Share Personal Data. The Employee authorizes the Company or any Affiliate of the Company that employs the Employee or that otherwise has or lawfully obtains personal data relating to the Employee to divulge or transfer such personal data to the Company or to a third party, in each case if and to the extent reasonably appropriate and reasonably determined by the Administrator to be directly related to the Company’s responsibility to carry out the terms of this Agreement or the administration of the Plan.

(b) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company, any of the Investors or the Employee, as the case may be, at the following

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addresses or to such other address as the Company, the Investors or the Employee, as the case may be, shall specify by notice to the others:

(i) if to the Company, to it at:

JohnsonDiversey Holdings, Inc.

c/o JohnsonDiversey, Inc.

8310 16th Street

P.O. Box 902

Sturtevant, WI 53177-0902

Attention: General Counsel

Fax: (262) 631-4249

with copies (which shall not constitute notice) to the Persons listed in clause (iv) below);

(ii) if to the Employee, to the Employee at his or her most recent address as shown on the books and records of the Company or Subsidiary employing the Employee;

(iii) if to any Investor, to the Persons listed in clause (iv) below;

(iv) copies of any notice or other communication given under this Agreement shall also be given to:

Clayton, Dubilier & Rice, LLC

375 Park Avenue, 18th Floor

New York, New York 10152

Attention: Theresa Gore

Fax: (212) 407-5252

and

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Franci J. Blassberg, Esq.

      Jonathan E. Levitsky, Esq.

Fax: (212) 909-6836

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.

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(c) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Except as otherwise provided herein with respect to the Investors, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(d) Waiver; Amendment.

(i) Waiver. Any party hereto may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement, and (C) waive or modify performance of any of the obligations of the other parties under this Agreement; provided that any waiver by the Company of the provisions of Section 4 through and including Section 8 or this Section 10(d) must be consented to in writing by the Investors. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, but not limited to, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(ii) Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Employee and the Company; provided that the provisions of Section 4 through Section 8 and this Section 10 may be amended by the Company with the vote of a majority of the Employees who hold Common Stock purchased pursuant to a stock subscription agreement having comparable provisions (such majority to be determined based on both (i) the number of shares of Common Stock and (ii) the number of Employees holding Shares); provided, further, that any amendment adversely affecting the rights of the Investors hereunder must be consented to by the Investors.

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(e) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Employee without the prior written consent of the other parties, provided that the Investors may assign from time to time all or any portion of their respective rights under this Agreement, to one or more Persons or other entities designated by each of them.

(f) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(g) Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 10(g).

(h) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the date first above written.

JOHNSONDIVERSEY HOLDINGS, INC.

By:
Name:
Title:

THE EMPLOYEE:

«Name»

By:
as Attorney-in-Fact
Name:

Address of the Employee:

«Address»

Total Number of Shares of Common Stock to be Issued:	«Shares»

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Employee Stock Option Agreement

([2008-2010] DSUs)1

This Employee Stock Option Agreement, dated as of January 11, 2010, between JohnsonDiversey Holdings, Inc., a Delaware corporation, and the employee whose name appears on the signature page hereof (hereinafter referred to as the “Employee”), is being entered into pursuant to the JohnsonDiversey Holdings, Inc. Stock Incentive Plan. The meaning of capitalized terms may be found in Section 7.

The Company and the Employee hereby agree as follows:

Section 1. Grant of Options.

(a) Confirmation of Grant. The Company hereby evidences and confirms, effective as of the date hereof, its grant to the Employee of options to purchase the number of shares of Common Stock specified on the signature page hereof (the “Options”). The Options are not intended to be incentive stock options under the Code. This Agreement is entered into pursuant to, and the terms of the Options are subject to, the terms of the Plan. If there is any inconsistency between this Agreement and the terms of the Plan, the terms of the Plan shall govern.

(b) Option Price. Each share covered by an Option shall have the Option Price specified on the signature page hereof, which the Administrator has determined is the Fair Market Value of a share of the underlying Common Stock as of the Grant Date.

Section 2. Vesting and Exercisability.

(a) Vesting. Except as otherwise provided in Section 6, the Options shall become vested in [four]2 equal annual installments on each of the first through [fourth] anniversaries of the Vesting Commencement Date, subject to the continuous employment of the Employee with the Company until the applicable vesting date; provided that if the Employee’s employment with the Company is

[1]	Note: This form would also be used for the 2009-2011 DSUs (the bracketed phrase would be replaced with “2009-2011” for the 2009-2011 DSUs).
[2]	Note: For the 2009-2011 DSUs, change to “three” and “third” in this sentence.

terminated in a Special Termination (i.e., by reason of the Employee’s death or Disability) following the Vesting Commencement Date, any Options held by the Employee shall immediately vest as of the effective date of such Special Termination; provided, that in the event of a Special Termination following the Vesting Commencement Date and prior to the Settlement Date with respect to the [2008-2010] Deferred Share Units, the Administrator may, in its discretion, suspend any right to exercise some or all of the Options until such Settlement Date in order to give effect to Section 3(c).

(b) Discretionary Acceleration. The Administrator, in its sole discretion, may accelerate the vesting or exercisability of all or a portion of the Options, at any time and from time to time.

(c) Exercise. Once vested in accordance with the provisions of this Agreement, the Options may be exercised at any time and from time to time prior to the date such Options terminate pursuant to Section 3. Options may only be exercised with respect to whole shares and must be exercised in accordance with Section 4.

Section 3. Termination and Reduction of Options.

(a) Normal Termination Date. Unless earlier terminated pursuant to Section 3(b), Section 3(c) or Section 6, the Options shall terminate on the tenth anniversary of the Grant Date (the “Normal Termination Date”), if not exercised prior to such date.

(b) Early Termination following the Vesting Commencement Date. If the Employee’s employment with the Company terminates for any reason following the Vesting Commencement Date, any Options held by the Employee that have not vested before the effective date of such termination of employment (determined without regard to any statutory or deemed or express contractual notice period) or that do not become vested on such date in accordance with Section 2 shall terminate immediately upon such termination of employment (determined without regard to any statutory or deemed or express contractual notice period) and, if the Employee’s employment is terminated for Cause following the Vesting Commencement Date, all Options (whether or not then vested or exercisable) shall automatically terminate immediately upon such termination. All vested Options held by the Employee following the effective date of a termination of employment

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following the Vesting Commencement Date (the “Covered Options”) shall remain exercisable until the first to occur of (i) the 60-day anniversary of the effective date of such termination of employment (determined without regard to any deemed or express statutory or contractual notice period), or the 180-day anniversary in the case of a Special Termination or a Retirement, (ii) the Normal Termination Date or (iii) the cancellation of the Options pursuant to Section 6(b)(i), and if not exercised within such period the Options shall automatically terminate upon the expiration of such period.

(c) Reduction of Number of Options and Related Forfeitures. The Employee and the Company are parties to a Deferred Share Unit Agreement, date as of even date herewith, pursuant to which the Employee has been granted [—] [2008-2010] Deferred Share Units (the “Deferred Share Unit Agreement”). The aggregate number of Options specified on the signature page hereof shall be subject to reduction from time to time during the period beginning on the Grant Date and ending on the Settlement Date with respect to the [2008-2010] Deferred Share Units upon the forfeiture or other reduction in number of any of the [2008-2010] Deferred Share Units (including, without limitation, upon settlement in cash pursuant to Section 5(b)(i) of the Deferred Share Unit Agreement or upon the election of the Employee or the Administrator made pursuant to Section 9(a) of the Deferred Share Unit Agreement) to the extent necessary to maintain the Applicable Ratio. The number of Options as to which any such reduction occurs shall be forfeited. For avoidance of doubt, following the Settlement Date with respect to the [2008-2010] Deferred Share Units, no Options shall be subject to forfeiture pursuant to this Section 3(c). For purposes of this Agreement, (i) the terms “[2008-2010] Deferred Share Units” and “Settlement Date” shall have the meanings given to them in the Deferred Share Unit Agreement, (ii) the “Applicable Ratio” means the ratio of (x) the aggregate number of Options specified on the signature page hereof to (y) the aggregate number of [2008-2010] Deferred Share Units specified on the signature page of the Deferred Share Unit Agreement and (iii) the Applicable Ratio will be “maintained” for purposes of this Agreement if, immediately following such forfeiture or other reduction (as aforesaid), the ratio of (x) the aggregate number of Options outstanding to (y) the aggregate number of [2008-2010] Deferred Share Units outstanding is the same as the Applicable Ratio.

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Section 4. Manner of Exercise.

(a) General. Subject to such reasonable administrative regulations as the Administrator may adopt from time to time, the Employee may exercise vested Options by giving at least 10 business days’ prior written notice to the Secretary of the Company specifying the proposed date on which the Employee desires to exercise a vested Option (the “Exercise Date”), the number of whole shares with respect to which the Options are being exercised (the “Exercise Shares”) and the aggregate Option Price for such Exercise Shares (the “Exercise Price”); provided that following a Public Offering notice may be given within such lesser period as the Administrator may permit. On or before any Exercise Date that occurs prior to a Public Offering, the Company and the Employee shall enter into the Subscription Agreement attached to this Agreement as Exhibit A. Unless otherwise determined by the Administrator, and subject to such other terms, representations and warranties as may be provided for in the Subscription Agreement, (i) on or before the Exercise Date the Employee shall deliver to the Company full payment for the Exercise Shares in United States dollars in cash, or cash equivalents satisfactory to the Company, in an amount equal to the Exercise Price plus any required withholding taxes or other similar taxes, charges or fees and (ii) the Company shall register the issuance of the Exercise Shares on its records (or direct such issuance to be registered by the Company’s transfer agent). The Company may require the Employee to furnish or execute such other documents as the Company shall reasonably deem necessary (i) to evidence such exercise, (ii) to determine whether registration is then required under the Securities Act or other applicable law or (iii) to comply with or satisfy the requirements of the Securities Act, applicable state or non-U.S. securities laws or any other law.

(b) Restrictions on Exercise. Notwithstanding any other provision of this Agreement, the Options may not be exercised in whole or in part, and no certificates representing Exercise Shares shall be delivered, (i) (A) unless all requisite approvals and consents of any governmental authority of any kind shall have been secured, (B) unless the purchase of the Exercise Shares shall be exempt from registration under applicable U.S. federal and state securities laws, and applicable non-U.S. securities laws, or the Exercise Shares shall have been registered under such laws, and (C) unless all applicable U.S. federal, state and local and non-U.S. tax withholding requirements shall have been satisfied, or (ii) if such exercise would

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result in a violation of the terms or provisions of or a default or an event of default under, any guarantee, financing or security agreement entered into by the Company or any Subsidiary from time to time. The Company shall use its commercially reasonable efforts to remove any impediment to exercise described in the preceding sentence, including obtaining any consents or approvals referred to in clause (i)(A), and shall notify the Employee promptly when exercise can be made.

Section 5. Employee’s Representations; Investment Intention. The Employee represents and warrants that the Options have been, and any Exercise Shares will be, acquired by the Employee solely for the Employee’s own account for investment and not with a view to or for sale in connection with any distribution thereof. The Employee represents and warrants that the Employee understands that none of the Exercise Shares may be transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered unless the provisions of the related Subscription Agreement shall have been complied with or have expired.

Section 6. Change in Control.

(a) Prior to the Vesting Commencement Date. Upon a Change in Control occurring prior to the Vesting Commencement Date (a “Section 6(a) Change in Control”), the aggregate number of Options specified on the signature page hereof shall be subject to reduction immediately prior to the consummation of the Change in Control to the extent necessary to maintain the Applicable Ratio following the reduction (if any) that occurs pursuant to Section 4(a) of the Deferred Share Unit Agreement (but, for avoidance of doubt, taking into account, if applicable, any [2008-2010] Stock Units retained pursuant to Section 3(a) of the Deferred Share Unit Agreement following the termination of the Employee’s employment prior to the Vesting Commencement Date). The aggregate number of Options specified on the signature page hereof shall be subject to further reduction immediately prior to the consummation of the Change in Control to the extent necessary to maintain the Applicable Ratio in the event that the Administrator determines that any of the 2009-2011 Deferred Share Units are “Unmatched Deferred Share Units” (as defined in the Deferred Share Unit Agreement). The number of Options as to which such reductions occurs shall be forfeited. The Options remaining outstanding after the application of this Section 6(a) shall be subject to Section 6(b) as if the Section 6(a) Change in Control were a Section 6(b) Change in Control.

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(b) On or Following the Vesting Commencement Date

(i) Vesting; Cancellation. Except as otherwise provided in Section 6(b)(ii) or Section 6(b)(iii), upon a Change in Control occurring on or following the Vesting Commencement Date (a “Section 6(b) Change in Control”), all then-outstanding Options shall vest. In connection with a Section 6(b) Change in Control, the Administrator may provide that vested Options shall be cancelled in exchange for a payment having a value equal to the excess, if any, of (i) the product of the Change in Control Price multiplied by the aggregate number of shares covered by all such Options immediately prior to the Section 6(b) Change in Control over (ii) the aggregate Option Price for all such shares, to be paid as soon as reasonably practicable, but in no event later than 30 days following the Section 6(b) Change in Control or may provide a reasonable opportunity to exercise vested options prior to or in connection with such Section 6(b) Change in Control and if not so exercised such Options shall be cancelled upon such Section 6(b) Change in Control or such other arrangements as the Administrator determines appropriate.

(ii) Alternative Award. Notwithstanding Section 6(b)(i), if the Administrator determines prior to the Section 6(b) Change in Control that the Employee shall receive an Alternative Award, the Administrator may elect not to provide for the acceleration of vesting or cancellation of Options.

(iii) Limitation of Benefits. If, whether as a result of accelerated vesting, the grant of an Alternative Award or otherwise, the Employee would receive any payment, deemed payment or other benefit as a result of the operation of Section 6(b)(i) or Section 6(b)(ii) that, together with any other payment, deemed payment or other benefit the Employee may receive under any other plan, program, policy or arrangement, would constitute an “excess parachute payment” under section 280G of the Code, then, notwithstanding anything in this Section 6(b) to the contrary, the vesting, payments, deemed payments or other benefits such Employee would otherwise receive under Section 6(b)(i) or Section 6(b)(ii) shall be reduced to the extent necessary to eliminate any such excess parachute payment and such Employee shall have no further rights or claims in respect such vesting, payments, deemed payments or other benefits. If the preceding sentence would result in a reduction of the

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vesting, payments, deemed payments or other benefits the Employee would otherwise receive on an after-tax basis in more than an immaterial amount, the Company will use its best efforts to seek the approval of the Company’s shareholders in the manner provided for in section 280G(b)(5) of the Code and the regulations thereunder with respect to such reduced vesting, payments, deemed payments or other benefits (if the Company is eligible to do so), so that the same would not be treated as “parachute payments” for these purposes (and therefore would cease to be subject to reduction pursuant to this Section 6(b)(iii)). Any reduction effected pursuant to this Section 6(b)(iii) shall be structured, to the maximum extent practicable, to preserve Employees’ entitlements with respect to their Awards.

Section 7. Certain Definitions. As used in this Agreement, capitalized terms that are not defined herein have the respective meanings given in the Plan, and the following additional terms shall have the following meanings:

“[2008-2010] Deferred Share Units” has the meaning given in Section 3(c).

“Agreement” means this Employee Stock Option Agreement, as amended from time to time in accordance with the terms hereof.

“Applicable Ratio” has the meaning given in Section 3(c).

“Covered Options” has the meaning given in Section 3(b).

“Deferred Share Unit Agreement” has the meaning given in Section 3(c).

“Employee” means the grantee of the Options whose name is set forth in the preamble to and on the signature page of this Agreement; provided that for purposes of Section 4 and Section 8, following such person’s death, “Employee” shall be deemed to include such person’s beneficiary or estate, and following such Person’s Disability, “Employee” shall be deemed to include such person’s legal representative.

“Exercise Date” has the meaning given in Section 4(a).

“Exercise Price” has the meaning given in Section 4(a).

“Exercise Shares” has the meaning given in Section 4(a).

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“Grant Date” means the date hereof, which is the date on which the Options are granted to the Employee.

“Normal Termination Date” has the meaning given in Section 3(a).

“Option” or “Options” has the meaning given in Section 1(a).

“Option Price” means, with respect to each share of Common Stock covered by an Option, the purchase price for which the Employee may purchase such share of Common Stock upon exercise of an Option.

“Plan” means the JohnsonDiversey Holdings, Inc. Stock Incentive Plan.

“Section 6(a) Change in Control” has the meaning given in Section 6(a).

“Section 6(b) Change in Control” has the meaning given in Section 6(b).

“Securities Act” means the United States Securities Act of 1933, as amended, or any successor statute, and the rules and regulations thereunder that are in effect at the time, and any reference to a particular section thereof shall include a reference to the corresponding section, if any, of such successor statute, and the rules and regulations.

“Settlement Date” has the meaning given in Section 3(c).

“Vesting Commencement Date” means the “Scheduled Vesting Date” (as defined in the Deferred Share Unit Agreement) applicable to the [2008-2010] Deferred Share Units.

Section 8. Miscellaneous.

(a) Withholding. The Company or one of its Subsidiaries may require the Employee to remit to the Company an amount in cash sufficient to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding or other similar charges or fees that may arise in connection with the grant, vesting, exercise or purchase of the Options.

(b) Authorization to Share Personal Data. The Employee authorizes the Company or any Affiliate of the Company that employs the Employee or that otherwise has or lawfully obtains

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personal data relating to the Employee to divulge or transfer such personal data to the Company or to a third party, in each case if and to the extent reasonably appropriate and reasonably determined by the Administrator to be directly related to the Company’s responsibility to carry out the terms of this Agreement or the administration of the Plan.

(c) No Rights as Stockholder; No Voting Rights. The Employee shall have no rights as a stockholder of the Company with respect to any shares covered by the Options until the exercise of the Options and delivery of the shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the delivery of the shares. Any shares delivered in respect of the Options shall be subject to the Subscription Agreement.

(d) No Right to Continued Employment. Nothing in this Agreement shall be deemed to confer on the Employee any right to continue in the employ of the Company or any Subsidiary, or to interfere with or limit in any way the right of the Company or any Subsidiary to terminate such employment at any time.

(e) Non-Transferability of Options. The Options may be exercised only by the Employee. The Options are not assignable or transferable, in whole or in part, and they may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including, but not limited to, by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Employee upon the Employee’s death or with the Company’s consent.

(f) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company or the Employee, as the case may be, at the following addresses or to such other address as the Company or the Employee, as the case may be, shall specify by notice to the other:

(i) if to the Company, to it at:

JohnsonDiversey Holdings, Inc.

c/o JohnsonDiversey, Inc.

8310 16th Street

P.O. Box 902

Sturtevant, WI 53177-0902

Attention: General Counsel

Fax: (262) 631-4249

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with copies (which shall not constitute notice) to the Persons listed in clause (iii) below);

(ii) if to the Employee, to the Employee at his or her most recent address as shown on the books and records of the Company or Subsidiary employing the Employee;

(iii) copies of any notice or other communication given under this Agreement shall also be given to:

Clayton, Dubilier & Rice, LLC

375 Park Avenue, 18th Floor

New York, New York 10152

Attention: Theresa Gore

Fax: (212) 407-5252

and

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Franci J. Blassberg, Esq.

                  Jonathan E. Levitsky, Esq.

Fax: (212) 909-6836

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.

(g) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

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(h) Waiver; Amendment.

(i) Waiver. Any party hereto or beneficiary hereof may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any of the obligations of the other parties under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party’s or beneficiary’s rights or privileges hereunder or shall be deemed a waiver of such party’s or beneficiary’s rights to exercise the same at any subsequent time or times hereunder.

(ii) Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Employee and the Company.

(i) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Employee without the prior written consent of the other party.

(j) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(k) Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a

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trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 8(k).

(l) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(m) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the date first above written.

JOHNSONDIVERSEY HOLDINGS, INC.

By:
Name:
Title:

THE EMPLOYEE:

«Name»

By:
as Attorney-in-Fact
Name:

Address of the Employee:

«Address»

Total Number of Shares for the Purchase of Which Options have been Granted	Option Price

[—]	$10.00

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Exhibit A

Form of Subscription Agreement

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Employee Stock Subscription Agreement

(Options)

This Employee Stock Subscription Agreement, dated as of [—], 2010, between JohnsonDiversey Holdings, Inc., a Delaware corporation, and «Name» (hereinafter referred to as the “Employee”), is being entered into pursuant to the JohnsonDiversey Holdings, Inc. Stock Incentive Plan. The meaning of each capitalized term may be found in Section 9.

The Company and the Employee hereby agree as follows:

Section 1. Purchase and Sale of Common Stock.

(a) In General. Subject to all of the terms of this Agreement, at the Closing the Employee shall purchase, and the Company shall sell, by reason of the Employee having validly exercised Options held by the Employee, the aggregate number of shares of Common Stock set forth on the signature page hereof (the “Shares”).

(b) Condition to Sale. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to sell any Common Stock to any Person who is not a current or former employee of the Company or any of its Subsidiaries at the time that such shares of Common Stock are to be sold or who is a resident of a jurisdiction in which the sale of Common Stock to him or her would constitute a violation of the securities, “blue sky” or other laws of such jurisdiction.

Section 2. The Closing.

(a) Time and Place. The closing of the purchase and sale of the Shares (the “Closing”) shall occur on the Exercise Date applicable to the Options being exercised, at a time and place to be determined by the Company.

(b) Delivery by the Employee. At or prior to the Closing, the Employee shall have delivered to the Company the Exercise Price for the Shares plus any required withholding taxes or other similar taxes, charges or fees.

(c) Delivery by the Company. At the Closing, the Company shall register the Shares in the name of the Employee. If the Shares are certificated, any certificates relating to the Shares shall be held by the Secretary of the Company or his or her designee on behalf of the Employee.

Section 3. Employee’s Representations and Warranties.

(a) Access to Information, Etc. The Employee represents and warrants as follows:

(i) the Employee has carefully reviewed the Offering Memorandum, dated January 21, 2010, each of its exhibits, annexes and other attachments, each document incorporated by reference into the Offering Memorandum, and the other materials furnished to the Employee in connection with the issuance of the Shares pursuant to this Agreement;

(ii) the Employee has had an adequate opportunity to consider whether or not to purchase any of the shares of Common Stock offered to the Employee, and to discuss such purchase with the Employee’s legal, tax and financial advisors;

(iii) the Employee understands the terms and conditions that apply to the Shares and the risks associated with an investment in the Shares;

(iv) the Employee has a good understanding of the English language;

(v) the Employee is, and will be at the Closing, a current or former officer or employee of the Company or one of its Subsidiaries; and

(vi) the Employee is, and will be at the Closing, a resident of the jurisdiction indicated as his or her address set forth on the signature page of this Agreement.

(b) Ability to Bear Risk. The Employee represents and warrants as follows:

(i) the Employee understands that the transfer restrictions that apply to the Shares may effectively preclude the transfer of any of the Shares prior to a Public Offering or the establishment of a Public Market;

(ii) the financial situation of the Employee is such that he or she can afford to bear the economic risk of holding the Shares for an indefinite period;

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(iii) the Employee can afford to suffer the complete loss of his or her investment in the Shares; and

(iv) the Employee understands that the Company’s Financing Agreements may restrict the ability of the Company to repurchase the Shares pursuant to Section 5 and that the Company and its Subsidiaries may, without the consent of the Employee, enter into or amend, refinance or enter into new Financing Agreements without regard to the impact on the Company’s ability to repurchase the Shares.

(c) Voluntary Purchase. The Employee represents and warrants that the Employee is purchasing the Shares voluntarily.

(d) No Right to Awards. The Employee acknowledges and agrees that the sale of the Shares (i) is being made on an exceptional basis and is not intended to be renewed or repeated, (ii) is entirely voluntary on the part of the Company and its Subsidiaries and (iii) should not be construed as creating any obligation on the part of the Company or any of its Subsidiaries to offer any securities in the future.

(e) Investment Intention. The Employee represents and warrants that the Employee is acquiring the Shares solely for his or her own account for investment and not on behalf of any other Person or with a view to, or for sale in connection with, any distribution of the Shares.

(f) Securities Law Matters. The Employee acknowledges and represents and warrants that the Employee understands that:

(i) the Shares have not been registered under the Securities Act or any state or non-United States securities or “blue sky” laws;

(ii) it is not anticipated that there will be any public market for the Shares;

(iii) the Shares must be held indefinitely and the Employee must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under applicable securities and other laws or an exemption from registration is available;

(iv) except as set forth in Section 8(b), the Company is under no obligation to register the Shares or to make an exemption from registration available; and

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(v) a restrictive legend shall be placed on any certificates representing the Shares that makes clear that the Shares are subject to the restrictions on transferability set forth in this Agreement and a notation shall be made in the appropriate records of the Company or any transfer agent indicating that the Shares are subject to such restrictions.

Section 4. Restriction on Transfer of Shares.

(a) In General. Prior to a Public Offering or the establishment of a Public Market the Employee shall not Transfer any of the Shares other than (i) upon the Employee’s death by will or by the laws of descent and distribution, (ii) repurchases by the Company (or an assignee thereof) or the Investors pursuant to Section 5 of this Agreement, (iii) pursuant to Section 6 or Section 7 of this Agreement or (iv) with the Company’s consent. Shares may only be Transferred in a manner that complies with all applicable securities laws and, if the Company so requests, prior to any attempted Transfer, the Employee shall provide to the Company at the Employee’s expense such information relating to the compliance of such proposed Transfer with the terms of this Agreement and applicable securities laws as the Company shall reasonably request, which may include an opinion of counsel reasonably satisfactory to the Company in form and substance regarding such securities law or other matters as the Company shall request (such counsel to be reasonably satisfactory to the Company). Upon a Transfer of the Employee’s Shares by will or by the laws of descent and distribution, each transferee shall enter into a Subscription Agreement governing the Shares Transferred to him or her that contains repurchase rights, transfer and other restrictions on such Shares reasonably equivalent to those contained herein.

(b) No Transfer That Would Result In Registration Requirements. Prior to a Public Offering or the establishment of a Public Market, the Shares may not be Transferred if such Transfer would result in the Company becoming subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (or other similar provision of non-U.S. law) or would increase the risk that the Company would be subject to such reporting requirements as determined in good faith by the Company in its sole and absolute discretion. Any purported Transfer in violation of Section 4(a) or this Section 4(b) shall be void ab initio.

(c) Public Offering or a Public Market. The provisions of this Section 4 shall terminate and cease to have further effect upon the earlier to occur of a Public Offering or the establishment of a Public Market.

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Section 5. Options Effective on Termination of Employment Prior to a Public Offering or a Public Market.

(a) Rights of the Company and the Initial Investors. If the Employee’s employment with the Company terminates for any reason prior to a Public Offering or the establishment of a Public Market, the Company may elect to purchase all or a portion of the Shares by written notice to the Employee delivered on or before the 60th day after the Determination Date. The Investors may elect to purchase all or any portion of the Shares that the Company has not elected to purchase by written notice to the Employee delivered at any time on or before the 90th day after the Determination Date.

(b) Limited Right of the Employee to Require the Company to Repurchase Shares. If the Employee’s employment with the Company is terminated by reason of the Disability or death of the Employee and the right of repurchase pursuant to Section 5(a) has been exercised with respect to fewer than all of the Employee’s Shares, the Employee may require the Company to purchase all (but not fewer than all) of the Employee’s Shares as to which such right of repurchase has not been exercised by written notice delivered to the Company during the 30-day period beginning on the 90th day after the Determination Date.

(c) Purchase Price. The purchase price per Share pursuant to this Section 5 shall equal the Fair Market Value as of the later of (i) the effective date of the Employee’s termination of employment (determined without regard to any statutory or deemed or express contractual notice period) and (ii) six months and one day from the date of the Employee’s acquisition of the Shares pursuant to this Agreement (such date, the “Determination Date”), provided that if the Employee’s employment is terminated by the Company for Cause, the purchase price per Share shall equal the lesser of (i) the Fair Market Value of such Share as of the Determination Date and (ii) the price at which the Employee purchased such Share from the Company pursuant to this Agreement.

(d) Closing of Purchase; Payment of Purchase Price. Subject to Section 5(e), the closing of a purchase pursuant to this Section 5 shall take place at the principal office of the Company no later than the 90th day following the Determination Date (or, in the case of a purchase pursuant to Section 5(b), no later than 30 days following the Company’s receipt of written notice from the Employee pursuant to Section 5(b)). At the closing, (i) the Company or the Investors, as the case may be, shall pay the Purchase Price to the Employee and (ii) if the Employee actually holds any certificates or other instruments representing the Shares so purchased, the

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Employee shall deliver to the Company such certificates or other instruments, appropriately endorsed by the Employee or directing that the Shares be so transferred to the purchaser thereof, as the Company or the Investors, as the case may be, may reasonably require.

(e) Certain Restrictions on Repurchases; Delay of Repurchase. Notwithstanding any other provision of this Agreement, the Company shall not be permitted or obligated to make any payment with respect to a repurchase of any Shares from the Employee if (i) such repurchase (or the payment of a dividend by a Subsidiary to the Company to fund such repurchase) would result in a violation of the terms or provisions of, or result in a default or an event of default under, any guaranty, financing or security agreement or document entered into by the Company or any Subsidiary from time to time (the “Financing Agreements”), (ii) such repurchase would violate any of the terms or provisions of the Certificate of Incorporation and By-laws of the Company or (iii) the Company has no funds legally available to make such payment under the General Corporation Law of the State of Delaware. If payment with respect to a repurchase by the Company otherwise permitted or required under this Section 5 is prevented by the terms of the preceding sentence: (I) the payment of the applicable Purchase Price shall be postponed and will take place at the first opportunity thereafter when the Company has funds legally available to make such payment and when such payment will not result in any default, event of default or violation under any of the Financing Agreements or in a violation of any term or provision of the Certificate of Incorporation or By-laws, (II) such repurchase obligation shall rank against other similar repurchase obligations with respect to Common Stock according to priority in time of the effective date of the termination of employment giving rise to such repurchase (provided that any repurchase commitment arising from Disability or death shall have priority over any other repurchase obligation) and (III) the Purchase Price, except in the case of a termination for Cause, shall be increased by an amount equal to interest on such Purchase Price for the period during which payment is delayed at an annual rate equal to the weighted average cost of the Company’s bank indebtedness outstanding during the delay period.

(f) Right to Retain Shares. If the options of the Company and the Investors to purchase the Shares pursuant to this Section 5 are not exercised with respect to all of the Shares, the Employee shall be entitled to retain the remaining Shares, although those Shares shall remain subject to all of the other provisions of this Agreement.

(g) Notice of Termination; Etc. Prior to a Public Offering or the establishment of a Public Market, the Company shall give prompt written

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notice to the Investors of any termination of the Employee’s employment with the Company and of the Company’s decision whether or not to purchase Shares pursuant to Section 5(a).

(h) Public Offering or a Public Market. The provisions of this Section 5 shall terminate upon the earlier to occur of a Public Offering or the establishment of a Public Market, provided that such termination shall not affect the Company’s repurchase right following a termination for Cause that was effective (or deemed to be effective) prior to such Public Offering or Public Market or any payment obligation postponed pursuant to Section 5(e).

(i) Allocation of Purchase Rights. The Employee acknowledges and agrees that the Investors may allocate and assign their purchase rights under this Section 5, as among themselves, in such manner as they, in their sole discretion, may agree from time to time.

(j) The Investors are Third-Party Beneficiaries; Remedies. The Employee acknowledges and agrees that any of the Investors that takes action pursuant to this Section 5 is an intended third-party beneficiary of this Section 5, as if such Investor were a party to this Agreement directly. Following a breach or a threatened breach by the Employee of the provisions of this Section 5, the applicable Investor may obtain an injunction granting it specific performance of the Employee’s obligations under this Section 5. The preceding sentence shall not limit the Company’s or the Investors’ rights to recover damages (or the amount thereof) from the Employee.

Section 6. “Tag-Along” Rights.

(a) Sale Notice. At least 30 days before any of the Investors (whether acting alone or jointly with one or more of the other Investors in a single transaction or a series of related transactions) consummates a sale of more than 50.01% of the Common Stock collectively owned by the Investors as of the Effective Date to a Third-Party Buyer, the Company will deliver a written notice (the “Sale Notice”) to the Employee. The Sale Notice will disclose the material terms and conditions of the proposed sale or transfer, including the number of shares of Common Stock that the prospective transferee is willing to purchase, the proposed purchase price per share and the intended consummation date of such sale.

(b) Right to Participate. The Employee may elect to participate in the sale or other transfer described in the Sale Notice by giving written notice to the applicable Investors and the Company within 15 days after the Company has given the related Sale Notice to the Employee. If the

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Employee elects to participate, the Employee will be entitled to sell in the contemplated transaction, at the same price and on the same terms and conditions as set forth in the Sale Notice (provided, however, that (x) the form of consideration paid to the Employee in exchange for the Employee’s Shares may differ from the form of consideration paid to the other participants in exchange for their Shares (except that payment of a different form of consideration shall require the consent of a majority of Employees participating in the contemplated transaction (such majority to be determined based on both (i) the number of shares to be sold or transferred and (ii) the number of participating Employees), unless a third party valuation firm of nationally recognized standing determines that the form of consideration paid to the Employees is substantially equal in value to the form of consideration paid to the other participants), and (y) the Investor(s) may receive, even if not offered to the Employee, rights to appoint members to the board of directors or other governing body of the Third-Party Buyer or its Affiliates, or other governance rights (including board observer rights)), an amount of Shares equal to the product of (i) the quotient determined by dividing (A) the percentage of the Company’s then outstanding Common Stock represented by the Shares then held by the Employee by (B) the aggregate percentage of the Company’s then outstanding Common Stock represented by the Common Stock then held by the Investor(s) participating in the sale or other transfer described in the Sale Notice and all holders of Common Stock electing to participate in such sale and (ii) the number of shares of Common Stock the prospective transferee has agreed to purchase in the contemplated transaction. The Employee shall bear an amount of the costs incurred in a sale or transfer in which the Employee participates pursuant to this Section 6 but only to the extent pro rata with all other shareholders participating in such sale or transfer.

(c) Certain Matters Relating to the Investors. The Company will use its commercially reasonable best efforts to cause the Investors to conduct any sale that is within the scope of this Section 6 in a manner consistent with this Section 6. If the Company is not able to do so or fails to give the Sale Notice to the Employee as prescribed in Section 6(a), the Employee’s sole remedy shall be against the Company.

(d) Expiration Upon a Public Offering or Public Market. The provisions of this Section 6 shall terminate and cease to have further effect upon the earlier to occur of a Public Offering or the establishment of a Public Market.

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Section 7. “Drag-Along” Rights.

(a) Drag-Along Notice. If any of the Investors (whether acting alone or jointly with one or more of the other Investors) intends to sell or otherwise Transfer, or enter into an agreement to sell or otherwise Transfer, for cash or other consideration, more than 50.01% of the Common Stock collectively owned by the Investors as of the Effective Date to a Third-Party Buyer and the applicable Investor(s) elects to exercise its rights under this Section 7, the Company shall deliver written notice (a “Drag-Along Notice”) to the Employee, which notice shall state (i) that the Investor(s) wishes to exercise its rights under this Section 7 with respect to such sale, (ii) the name and address of the Third-Party Buyer, (iii) the per share amount and form of consideration the applicable Investor(s) proposes to receive for its Common Stock, (iv) the material terms and conditions of payment of such consideration and all other material terms and conditions of such sale, and (v) the anticipated time and place of the closing of the purchase and sale (a “Drag-Along Closing”).

(b) Conditions to Drag-Along. Upon delivery of a Drag-Along Notice, the Employee shall have the obligation to sell and transfer to the Third-Party Buyer at the Drag-Along Closing the percentage of the Employee’s Shares equal to the percentage of the Common Stock owned by the Investor(s) that are to be sold to the Third-Party Buyer (the “Applicable Percentage”) on the same terms as the applicable Investor(s) (provided, however, that (x) the form of consideration paid to the Employee in exchange for the Employee’s Shares may differ from the form of consideration paid to the other participants in exchange for their Shares (except that payment of a different form of consideration shall require the consent of a majority of Employees participating in the contemplated transaction (such majority to be determined based on (i) the number of shares to be sold or transferred and (ii) the number of Employees holding Shares), unless a third party valuation firm of nationally recognized standing determines that the form of consideration paid to the Employees is substantially equal in value to the form of consideration paid to the other participants), and (y) the Investor(s) may receive, even if not offered to the Employee, rights to appoint members to the board of directors or other governing body of the Third-Party Buyer or its Affiliates, or other governance rights (including board observer rights)), but only if such Investor(s) sells and transfers the Applicable Percentage of the Investor’s (Investors’) Common Stock to the Third-Party Buyer at the Drag-Along Closing. The Employee shall bear an amount of the costs incurred in a sale or transfer in which the Employee participates pursuant to this Section 7 but only to the extent pro rata with all other shareholders participating in such sale or transfer.

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(c) Power of Attorney, Custodian, Etc. By entering into this Agreement and purchasing the Shares, the Employee hereby appoints the applicable Investor(s) and any Affiliates of such Investor(s) so designated by the Investor(s) the Employee’s true and lawful attorney-in-fact and custodian, with full power of substitution (the “Custodian”), and authorizes the Custodian to take such actions as the Custodian may deem necessary or appropriate to effect the sale and transfer of the Applicable Percentage of the Employee’s Shares to the Third-Party Buyer, upon receipt of the purchase price therefor at the Drag-Along Closing, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature, and to take such other action as may be necessary or appropriate in connection with such sale or transfer, including consenting to any amendments, waivers (including waivers of appraisal rights that the Employee may hold with respect to such sale or transfer), modifications or supplements to the terms of the sale (provided that the applicable Investor also so consents, and, to the extent applicable, sells and transfers the Applicable Percentage of its Common Stock on the same terms as so amended, waived, modified or supplemented) and executing any purchase agreement, merger agreement or other agreement in connection with such sale, and instructs the Secretary of the Company (or other person holding any certificates for the Shares) to deliver to the Custodian certificates representing the Applicable Percentage of the Employee’s Shares, together with all necessary duly-executed stock powers. If so requested by the applicable Investor(s) or the Company, the Employee will confirm the preceding sentence in writing in form and substance reasonably satisfactory to such Investor promptly upon receipt of a Drag-Along Notice (and in any event no later than 10 days after receipt of the Drag-Along Notice). Promptly after the Drag-Along Closing, the Custodian shall give notice thereof to the Employee and shall remit to the Employee the net proceeds of such sale (reduced by any amount required to be held in escrow pursuant to the terms of the purchase and sale agreement and any other expenses). If the Company or any Investor enters into any transaction for which Rule 506 (or any similar rule then in effect) promulgated under the Securities Act may be available (including, without limitation, a merger, consolidation or other reorganization), the Employee shall, if requested by the Company, appoint a purchaser representative (as such term is defined in Rule 501 of the Securities Act) reasonably acceptable to the Company. If such purchaser representative was designated by the Company, the Company shall pay the fees and expenses of such purchaser representative, but if the Employee appoints another purchaser representative, the Employee shall be responsible for the fees and expenses of the purchaser representative so appointed.

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(d) The Investors are Third-Party Beneficiaries; Remedies. The Employee acknowledges and agrees that any of the Investors that takes action pursuant to this Section 7 is an intended third-party beneficiary of this Section 7, as if such Investor were a party to this Agreement directly. Following a breach or a threatened breach by the Employee of the provisions of this Section 7, the applicable Investor may obtain an injunction granting it specific performance of the Employee’s obligations under this Section 7. Whether or not the applicable Investor obtains such an injunction, and whether or not the transaction with respect to which the Drag-Along Notice relates is consummated, following such a breach or threatened breach by the Employee the Company shall have the option to purchase any or all of the Employee’s Shares at a purchase price per Share equal to the lesser of the price at which the Employee purchased such Shares from the Company or the per share consideration payable pursuant to the Drag-Along Offer. The preceding two sentences shall not limit the Company’s or the Investors’ rights to recover damages (or the amount thereof) from the Employee.

(e) Expiration Upon a Public Offering or a Public Market. The provisions of this Section 7 shall terminate and cease to have further effect upon the earlier to occur of a Public Offering or the establishment of a Public Market.

Section 8. Holdback Agreements; Certain Registration Rights.

(a) Holdback Agreements. If the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Employee shall not effect any Transfer, including any public sale (including a sale under Rule 144 under the Securities Act or other similar provision of applicable law) or distribution, of any Common Stock, other than as part of such underwritten public offering, during the 20 days prior to and the 180 days after the effective date of such registration statement (or such other period as may be generally applicable to or agreed by the Company’s senior-most executives). If the Company files a prospectus in connection with a takedown from a shelf registration statement, the Employee shall not effect any Transfer, including any public sale (including a sale under Rule 144 under the Securities Act or other similar provision of applicable law) or distribution, of any Common Stock, other than as part of such offering, for 20 days prior to and 90 days after the date the prospectus supplement is filed with the Securities and Exchange Commission (or such other period as may be generally applicable to or agreed by the Company’s senior-most executives). The restrictions contained in this Section 8 shall only be applicable to the Employee to the extent requested by the underwriters in

11

connection with an underwritten public offering, and, in the event that such restrictions are waived with respect to any of the Investors to any extent, the Company shall request that such restrictions be waived with respect to the Employee to such extent.

(b) Piggyback/Incidental Registration Rights. Pursuant to the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of November 24, 2009, by and among the Company and the other parties thereto (as the same may be amended from time to time), the Employee shall with respect to the Shares be deemed to have the rights of a “Holder” of “Registrable Securities” (such terms having the meaning given to them in the Registration Rights Agreement) for purposes of Section 2 (Incidental Registrations) thereof, and Employee shall have the obligations of a Holder of Registrable Securities under the Registration Rights Agreement; provided that to the extent the underwriters of an underwritten offering limit the right of Employees to sell Shares in such an offering, the Company shall not be obligated to register Employee’s Shares. For the avoidance of doubt, the provisions of this Section 8(b) shall not limit the amendment of the Registration Rights Agreement from time to time in accordance with its terms.

(c) Automatic Conversion of Common Stock. Reference is made to clause (a)(v) of Article FOURTH of the Second Amended and Restated Certificate of Incorporation of the Company providing for the automatic conversion of the Common Stock into Class A common stock upon the occurrence of the events set forth therein.

Section 9. Certain Definitions.

(a) Capitalized terms not otherwise defined in this Agreement have the meanings given to them in the JohnsonDiversey Holdings, Inc. Stock Incentive Plan.

(b) As used in this Agreement, the following terms shall have the meanings set forth below:

“Agreement” means this Employee Stock Subscription Agreement, as amended from time to time in accordance with the terms hereof.

“Applicable Percentage” has the meaning given in Section 7(b).

“Closing” has the meaning given in Section 2(a).

“Custodian” has the meaning given in Section 7(c).

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“Determination Date” has the meaning given in Section 5(c).

“Drag-Along Closing” has the meaning given in Section 7(a).

“Drag-Along Notice” has the meaning given in Section 7(a).

“Employee” means the purchaser of the Shares whose name is set forth in the preamble to and on the signature page of this Agreement; provided that following such person’s death, the “Employee” shall be deemed to include such person’s beneficiary or estate and following such person’s Disability, the “Employee” shall be deemed to include any legal representative of such person.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations thereunder that are in effect at the time, and any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor statute, and the rules and regulations thereunder.

“Exercise Date” has the meaning given in the Option Agreement.

“Exercise Price” has the meaning given in the Option Agreement.

“Financing Agreements” has the meaning given in Section 5(e).

“Option Agreement” means the Employee Stock Option Agreement, dated as of [—], 2009, to which the Employee and the Company are parties.

“Options” has the meaning given in the Option Agreement.

“Person” means any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity.

“Public Market” shall be deemed to have been established at such time as 30% of the common stock of the Company (on a fully diluted basis) has been sold to the public pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 or pursuant to a public offering outside the United States.

“Purchase Price” means the purchase price per Share determined in accordance with Section 5(c).

“Registration Rights Agreement” means the Registration Rights Agreement of the Company dated as of November 24, 2009.

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“Rule 144” means Rule 144 under the Securities Act (or any successor provision thereto).

“Sale Notice” has the meaning given in Section 6(a).

“Securities Act” means the United States Securities Act of 1933, as amended, or any successor statute, and the rules and regulations thereunder that are in effect at the time and any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor statute, and the rules and regulations thereunder.

“Shares” has the meaning given in Section 1(a), and for purposes of Section 4, Section 5, Section 6, Section 7 and Section 8 it also includes Common Stock delivered as dividends in respect of the Shares.

“Third-Party Buyer” means any Person other than (i) the Company or any of its Subsidiaries, (ii) any employee benefit plan of the Company or any of its Subsidiaries, (iii) either of the Investors or (iv) any Affiliates of any of the foregoing.

“Transfer” means any sale, assignment, transfer, pledge, encumbrance, or other direct or indirect disposition (including a hedge or other derivative transaction).

Section 10. Miscellaneous.

(a) Authorization to Share Personal Data. The Employee authorizes the Company or any Affiliate of the Company that employs the Employee or that otherwise has or lawfully obtains personal data relating to the Employee to divulge or transfer such personal data to the Company or to a third party, in each case if and to the extent reasonably appropriate and reasonably determined by the Administrator to be directly related to the Company’s responsibility to carry out the terms of this Agreement or the administration of the Plan.

(b) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company, any of the Investors or the Employee, as the case may be, at the following addresses or to such other address as the Company, the Investors or the Employee, as the case may be, shall specify by notice to the others:

(i) if to the Company, to it at:

JohnsonDiversey Holdings, Inc.

c/o JohnsonDiversey, Inc.

8310 16th Street

P.O. Box 902

Sturtevant, WI 53177-0902

Attention: General Counsel

Fax: (262) 631-4249

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with copies (which shall not constitute notice) to the Persons listed in clause (iv) below);

(ii) if to the Employee, to the Employee at his or her most recent address as shown on the books and records of the Company or Subsidiary employing the Employee;

(iii) if to any Investor, to the Persons listed in clause (iv) below;

(iv) copies of any notice or other communication given under this Agreement shall also be given to:

Clayton, Dubilier & Rice, LLC

375 Park Avenue, 18th Floor

New York, New York 10152

Attention: Theresa Gore

Fax: (212) 407-5252

and

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Franci J. Blassberg, Esq.

      Jonathan E. Levitsky, Esq.

Fax: (212) 909-6836

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.

(c) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Except as otherwise provided herein with respect

15

to the Investors, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(d) Waiver; Amendment.

(i) Waiver. Any party hereto may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement, and (C) waive or modify performance of any of the obligations of the other parties under this Agreement; provided that any waiver by the Company of the provisions of Section 4 through and including Section 8 or this Section 10(d) must be consented to in writing by the Investors. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, but not limited to, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(ii) Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Employee and the Company; provided that the provisions of Section 4 through Section 8 and this Section 10 may be amended by the Company with the vote of a majority of the Employees who hold Common Stock purchased pursuant to a stock subscription agreement having comparable provisions (such majority to be determined based on both (i) the number of shares of Common Stock and (ii) the number of Employees holding Shares); provided, further, that any amendment adversely affecting the rights of the Investors hereunder must be consented to by the Investors.

(e) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be

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assignable by the Company or the Employee without the prior written consent of the other parties, provided that the Investors may assign from time to time all or any portion of their respective rights under this Agreement, to one or more Persons or other entities designated by each of them.

(f) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(g) Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 10(g).

(h) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the date first above written.

JOHNSONDIVERSEY HOLDINGS, INC.

By:
Name:
Title:

THE EMPLOYEE:

«Name»

By:
as Attorney-in-Fact
Name:

Address of the Employee:

«Address»

Total Number of Shares of Common Stock to be Purchased:	«Shares»

Per Share Exercise Price:	$[—]

Aggregate Exercise Price:	$«Share_Amount»

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Employee Stock Subscription Agreement

(Purchased Shares)

This Employee Stock Subscription Agreement, dated as of [—], 2010, between JohnsonDiversey Holdings, Inc., a Delaware corporation, and «Name» (hereinafter referred to as the “Employee”), is being entered into pursuant to the JohnsonDiversey Holdings, Inc. Stock Incentive Plan. The meaning of each capitalized term may be found in Section 9.

The Company and the Employee hereby agree as follows:

Section 1. Purchase and Sale of Common Stock.

(a) In General. Subject to all of the terms of this Agreement, at the Closing the Employee shall purchase, and the Company shall sell, the aggregate number of shares of Common Stock set forth on the signature page hereof (the “Shares”), at the purchase price set forth on the signature page hereof.

(b) Condition to Sale. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to sell any Common Stock to any Person who is not an employee of the Company or any of its Subsidiaries at the time that such shares of Common Stock are to be sold or who is a resident of a jurisdiction in which the sale of Common Stock to him or her would constitute a violation of the securities, “blue sky” or other laws of such jurisdiction.

Section 2. The Closing.

(a) Time and Place. The Company shall determine the time and place of the closing of the purchase and sale of the Shares (the “Closing”).

(b) Delivery by the Employee. At the Closing, the Employee shall deliver to the Company the aggregate purchase price for the Shares.

(c) Delivery by the Company. At the Closing, the Company shall register the Shares in the name of the Employee. If the Shares are certificated, any certificates relating to the Shares shall be held by the Secretary of the Company or his or her designee on behalf of the Employee.

Section 3. Employee’s Representations and Warranties.

(a) Access to Information, Etc. The Employee represents and warrants as follows:

(i) the Employee has carefully reviewed the Offering Memorandum, dated January 21, 2010, each of its exhibits, annexes and other attachments, each document incorporated by reference into the Offering Memorandum, and the other materials furnished to the Employee in connection with the offer and sale of the Shares pursuant to this Agreement;

(ii) the Employee has had an adequate opportunity to consider whether or not to purchase any of the shares of Common Stock offered to the Employee, and to discuss such purchase with the Employee’s legal, tax and financial advisors;

(iii) the Employee understands the terms and conditions that apply to the Shares and the risks associated with an investment in the Shares;

(iv) the Employee has a good understanding of the English language;

(v) the Employee is, and will be at the Closing, an officer or employee of the Company or one of its Subsidiaries; and

(vi) the Employee is, and will be at the Closing, a resident of the jurisdiction indicated as his or her address set forth on the signature page of this Agreement.

(b) Ability to Bear Risk. The Employee represents and warrants as follows:

(i) the Employee understands that the transfer restrictions that apply to the Shares may effectively preclude the transfer of any of the Shares prior to a Public Offering or the establishment of a Public Market;

(ii) the financial situation of the Employee is such that he or she can afford to bear the economic risk of holding the Shares for an indefinite period;

(iii) the Employee can afford to suffer the complete loss of his or her investment in the Shares; and

(iv) the Employee understands that the Company’s Financing Agreements may restrict the ability of the Company to repurchase the Shares pursuant to Section 5 and that the Company and its Subsidiaries may, without the consent of the Employee, enter into or amend, refinance or enter into new Financing Agreements without regard to the impact on the Company’s ability to repurchase the Shares.

(c) Voluntary Purchase. The Employee represents and warrants that the Employee is purchasing the Shares voluntarily.

(d) No Right to Awards. The Employee acknowledges and agrees that the sale of the Shares (i) is being made on an exceptional basis and is not intended to be renewed or repeated, (ii) is entirely voluntary on the part of the Company and its Subsidiaries and (iii) should not be construed as creating any obligation on the part of the Company or any of its Subsidiaries to offer any securities in the future.

(e) Investment Intention. The Employee represents and warrants that the Employee is acquiring the Shares solely for his or her own account for investment and not on behalf of any other Person or with a view to, or for sale in connection with, any distribution of the Shares.

(f) Securities Law Matters. The Employee acknowledges and represents and warrants that the Employee understands that:

(i) the Shares have not been registered under the Securities Act or any state or non-United States securities or “blue sky” laws;

(ii) it is not anticipated that there will be any public market for the Shares;

(iii) the Shares must be held indefinitely and the Employee must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under applicable securities and other laws or an exemption from registration is available;

(iv) except as set forth in Section 8(b), the Company is under no obligation to register the Shares or to make an exemption from registration available; and

(v) a restrictive legend shall be placed on any certificates representing the Shares that makes clear that the Shares are subject to the restrictions on transferability set forth in this Agreement and a notation shall be made in the appropriate records of the Company or any transfer agent indicating that the Shares are subject to such restrictions.

Section 4. Restriction on Transfer of Shares.

(a) In General. Prior to a Public Offering or the establishment of a Public Market the Employee shall not Transfer any of the Shares other than (i) upon the Employee’s death by will or by the laws of descent and distribution, (ii) repurchases by the Company (or an assignee thereof) or the Investors pursuant to Section 5 of this Agreement, (iii) pursuant to Section 6 or Section 7 of this Agreement or (iv) with the Company’s consent. Shares may only be Transferred in a manner that complies with all applicable securities laws and, if the Company so requests, prior to any attempted Transfer, the Employee shall provide to the Company at the Employee’s expense such information relating to the compliance of such proposed Transfer with the terms of this Agreement and applicable securities laws as the Company shall reasonably request, which may include an opinion of counsel reasonably satisfactory to the Company in form and substance regarding such securities law or other matters as the Company shall request (such counsel to be reasonably satisfactory to the Company). Upon a Transfer of the Employee’s Shares by will or by the laws of descent and distribution, each transferee shall enter into a Subscription Agreement governing the Shares Transferred to him or her that contains repurchase rights, transfer and other restrictions on such Shares reasonably equivalent to those contained herein.

(b) No Transfer That Would Result In Registration Requirements. Prior to a Public Offering or the establishment of a Public Market, the Shares may not be Transferred if such Transfer would result in the Company becoming subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (or other similar provision of non-U.S. law) or would increase the risk that the Company would be subject to such reporting requirements as determined in good faith by the Company in its sole and absolute discretion. Any purported Transfer in violation of Section 4(a) or this Section 4(b) shall be void ab initio.

(c) Public Offering or Public Market. The provisions of this Section 4 shall terminate and cease to have further effect upon the earlier to occur of a Public Offering or the establishment of a Public Market.

Section 5. Options Effective on Termination of Employment Prior to a Public Offering or a Public Market.

(a) Rights of the Company and the Initial Investors. If the Employee’s employment with the Company terminates for any reason prior to a Public Offering or the establishment of a Public Market, the Company may elect to purchase all or a portion of the Shares by written notice to the Employee delivered on or before the 60th day after the Determination Date. The Investors may elect to purchase all or any portion of the Shares that the Company has not elected to purchase by written notice to the Employee delivered at any time on or before the 90th day after the Determination Date.

(b) Limited Right of the Employee to Require the Company to Repurchase Shares. If the Employee’s employment with the Company is terminated by reason of the Disability or death of the Employee and the right of repurchase pursuant to Section 5(a) has been exercised with respect to fewer than all of the Employee’s Shares, the Employee may require the Company to purchase all (but not fewer than all) of the Employee’s Shares as to which such right of repurchase has not been exercised by written notice delivered to the Company during the 30-day period beginning on the 90th day after the Determination Date.

(c) Purchase Price. The purchase price per Share pursuant to this Section 5 shall equal the Fair Market Value as of the later of (i) the effective date of the Employee’s termination of employment (determined without regard to any statutory or deemed or express contractual notice period) and (ii) six months and one day from the date of the Employee’s acquisition of the Shares pursuant to this Agreement (such date, the “Determination Date”), provided that if the Employee’s employment is terminated by the Company for Cause, the purchase price per Share shall equal the lesser of (i) the Fair Market Value of such Share as of the Determination Date and (ii) the price at which the Employee purchased such Share from the Company pursuant to this Agreement.

(d) Closing of Purchase; Payment of Purchase Price. Subject to Section 5(e), the closing of a purchase pursuant to this Section 5 shall take place at the principal office of the Company no later than the 90th day following the Determination Date (or, in the case of a purchase pursuant to Section 5(b), no later than 30 days following the Company’s receipt of written notice from the Employee pursuant to Section 5(b)). At the closing, (i) the Company or the Investors, as the case may be, shall pay the Purchase Price to the Employee and (ii) if the Employee actually holds any certificates or other instruments representing the Shares so purchased, the

Employee shall deliver to the Company such certificates or other instruments, appropriately endorsed by the Employee or directing that the Shares be so transferred to the purchaser thereof, as the Company or the Investors, as the case may be, may reasonably require.

(e) Certain Restrictions on Repurchases; Delay of Repurchase. Notwithstanding any other provision of this Agreement, the Company shall not be permitted or obligated to make any payment with respect to a repurchase of any Shares from the Employee if (i) such repurchase (or the payment of a dividend by a Subsidiary to the Company to fund such repurchase) would result in a violation of the terms or provisions of, or result in a default or an event of default under, any guaranty, financing or security agreement or document entered into by the Company or any Subsidiary from time to time (the “Financing Agreements”), (ii) such repurchase would violate any of the terms or provisions of the Certificate of Incorporation and By-laws of the Company or (iii) the Company has no funds legally available to make such payment under the General Corporation Law of the State of Delaware. If payment with respect to a repurchase by the Company otherwise permitted or required under this Section 5 is prevented by the terms of the preceding sentence: (I) the payment of the applicable Purchase Price shall be postponed and will take place at the first opportunity thereafter when the Company has funds legally available to make such payment and when such payment will not result in any default, event of default or violation under any of the Financing Agreements or in a violation of any term or provision of the Certificate of Incorporation or By-laws, (II) such repurchase obligation shall rank against other similar repurchase obligations with respect to Common Stock according to priority in time of the effective date of the termination of employment giving rise to such repurchase (provided that any repurchase commitment arising from Disability or death shall have priority over any other repurchase obligation) and (III) the Purchase Price, except in the case of a termination for Cause, shall be increased by an amount equal to interest on such Purchase Price for the period during which payment is delayed at an annual rate equal to the weighted average cost of the Company’s bank indebtedness outstanding during the delay period.

(f) Right to Retain Shares. If the options of the Company and the Investors to purchase the Shares pursuant to this Section 5 are not exercised with respect to all of the Shares, the Employee shall be entitled to retain the remaining Shares, although those Shares shall remain subject to all of the other provisions of this Agreement.

(g) Notice of Termination; Etc. Prior to a Public Offering or the establishment of a Public Market, the Company shall give prompt written notice to the Investors of any termination of the Employee’s employment with the Company and of the Company’s decision whether or not to purchase Shares pursuant to Section 5(a).

(h) Public Offering or a Public Market. The provisions of this Section 5 shall terminate upon the earlier to occur of a Public Offering or the establishment of a Public Market, provided that such termination shall not affect the Company’s repurchase right following a termination for Cause that was effective (or deemed to be effective) prior to such Public Offering or Public Market or any payment obligation postponed pursuant to Section 5(e).

(i) Allocation of Purchase Rights. The Employee acknowledges and agrees that the Investors may allocate and assign their purchase rights under this Section 5, as among themselves, in such manner as they, in their sole discretion, may agree from time to time.

(j) The Investors are Third-Party Beneficiaries; Remedies. The Employee acknowledges and agrees that any of the Investors that takes action pursuant to this Section 5 is an intended third-party beneficiary of this Section 5, as if such Investor were a party to this Agreement directly. Following a breach or a threatened breach by the Employee of the provisions of this Section 5, the applicable Investor may obtain an injunction granting it specific performance of the Employee’s obligations under this Section 5. The preceding sentence shall not limit the Company’s or the Investors’ rights to recover damages (or the amount thereof) from the Employee.

Section 6. “Tag-Along” Rights.

(a) Sale Notice. At least 30 days before any of the Investors (whether acting alone or jointly with one or more of the other Investors in a single transaction or a series of related transactions) consummates a sale of more than 50.01% of the Common Stock collectively owned by the Investors as of the Effective Date to a Third-Party Buyer, the Company will deliver a written notice (the “Sale Notice”) to the Employee. The Sale Notice will disclose the material terms and conditions of the proposed sale or transfer, including the number of shares of Common Stock that the prospective transferee is willing to purchase, the proposed purchase price per share and the intended consummation date of such sale.

(b) Right to Participate. The Employee may elect to participate in the sale or other transfer described in the Sale Notice by giving written notice to the applicable Investors and the Company within 15 days after the Company has given the related Sale Notice to the Employee. If the

Employee elects to participate, the Employee will be entitled to sell in the contemplated transaction, at the same price and on the same terms and conditions as set forth in the Sale Notice (provided, however, that (x) the form of consideration paid to the Employee in exchange for the Employee’s Shares may differ from the form of consideration paid to the other participants in exchange for their Shares (except that payment of a different form of consideration shall require the consent of a majority of Employees participating in the contemplated transaction (such majority to be determined based on both (i) the number of shares to be sold or transferred and (ii) the number of participating Employees), unless a third party valuation firm of nationally recognized standing determines that the form of consideration paid to the Employees is substantially equal in value to the form of consideration paid to the other participants), and (y) the Investor(s) may receive, even if not offered to the Employee, rights to appoint members to the board of directors or other governing body of the Third-Party Buyer or its Affiliates, or other governance rights (including board observer rights)), an amount of Shares equal to the product of (i) the quotient determined by dividing (A) the percentage of the Company’s then outstanding Common Stock represented by the Shares then held by the Employee by (B) the aggregate percentage of the Company’s then outstanding Common Stock represented by the Common Stock then held by the Investor(s) participating in the sale or other transfer described in the Sale Notice and all holders of Common Stock electing to participate in such sale and (ii) the number of shares of Common Stock the prospective transferee has agreed to purchase in the contemplated transaction. The Employee shall bear an amount of the costs incurred in a sale or transfer in which the Employee participates pursuant to this Section 6 but only to the extent pro rata with all other shareholders participating in such sale or transfer.

(c) Certain Matters Relating to the Investors. The Company will use its commercially reasonable best efforts to cause the Investors to conduct any sale that is within the scope of this Section 6 in a manner consistent with this Section 6. If the Company is not able to do so or fails to give the Sale Notice to the Employee as prescribed in Section 6(a), the Employee’s sole remedy shall be against the Company.

(d) Expiration Upon a Public Offering or Public Market. The provisions of this Section 6 shall terminate and cease to have further effect upon the earlier to occur of a Public Offering or the establishment of a Public Market.

Section 7. “Drag-Along” Rights.

(a) Drag-Along Notice. If any of the Investors (whether acting alone or jointly with one or more of the other Investors) intends to sell or otherwise Transfer, or enter into an agreement to sell or otherwise Transfer, for cash or other consideration, more than 50.01% of the Common Stock collectively owned by the Investors as of the Effective Date to a Third-Party Buyer and the applicable Investor(s) elects to exercise its rights under this Section 7, the Company shall deliver written notice (a “Drag-Along Notice”) to the Employee, which notice shall state (i) that the Investor(s) wishes to exercise its rights under this Section 7 with respect to such sale, (ii) the name and address of the Third-Party Buyer, (iii) the per share amount and form of consideration the applicable Investor(s) proposes to receive for its Common Stock, (iv) the material terms and conditions of payment of such consideration and all other material terms and conditions of such sale, and (v) the anticipated time and place of the closing of the purchase and sale (a “Drag-Along Closing”).

(b) Conditions to Drag-Along. Upon delivery of a Drag-Along Notice, the Employee shall have the obligation to sell and transfer to the Third-Party Buyer at the Drag-Along Closing the percentage of the Employee’s Shares equal to the percentage of the Common Stock owned by the Investor(s) that are to be sold to the Third-Party Buyer (the “Applicable Percentage”) on the same terms as the applicable Investor(s) (provided, however, that (x) the form of consideration paid to the Employee in exchange for the Employee’s Shares may differ from the form of consideration paid to the other participants in exchange for their Shares (except that payment of a different form of consideration shall require the consent of a majority of Employees participating in the contemplated transaction (such majority to be determined based on (i) the number of shares to be sold or transferred and (ii) the number of Employees holding Shares), unless a third party valuation firm of nationally recognized standing determines that the form of consideration paid to the Employees is substantially equal in value to the form of consideration paid to the other participants), and (y) the Investor(s) may receive, even if not offered to the Employee, rights to appoint members to the board of directors or other governing body of the Third-Party Buyer or its Affiliates, or other governance rights (including board observer rights)), but only if such Investor(s) sells and transfers the Applicable Percentage of the Investor’s (Investors’) Common Stock to the Third-Party Buyer at the Drag-Along Closing. The Employee shall bear an amount of the costs incurred in a sale or transfer in which the Employee participates pursuant to this Section 7 but only to the extent pro rata with all other shareholders participating in such sale or transfer.

(c) Power of Attorney, Custodian, Etc. By entering into this Agreement and purchasing the Shares, the Employee hereby appoints the applicable Investor(s) and any Affiliates of such Investor(s) so designated by the Investor(s) the Employee’s true and lawful attorney-in-fact and custodian, with full power of substitution (the “Custodian”), and authorizes the Custodian to take such actions as the Custodian may deem necessary or appropriate to effect the sale and transfer of the Applicable Percentage of the Employee’s Shares to the Third-Party Buyer, upon receipt of the purchase price therefor at the Drag-Along Closing, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature, and to take such other action as may be necessary or appropriate in connection with such sale or transfer, including consenting to any amendments, waivers (including waivers of appraisal rights that the Employee may hold with respect to such sale or transfer), modifications or supplements to the terms of the sale (provided that the applicable Investor also so consents, and, to the extent applicable, sells and transfers the Applicable Percentage of its Common Stock on the same terms as so amended, waived, modified or supplemented) and executing any purchase agreement, merger agreement or other agreement in connection with such sale, and instructs the Secretary of the Company (or other person holding any certificates for the Shares) to deliver to the Custodian certificates representing the Applicable Percentage of the Employee’s Shares, together with all necessary duly-executed stock powers. If so requested by the applicable Investor(s) or the Company, the Employee will confirm the preceding sentence in writing in form and substance reasonably satisfactory to such Investor promptly upon receipt of a Drag-Along Notice (and in any event no later than 10 days after receipt of the Drag-Along Notice). Promptly after the Drag-Along Closing, the Custodian shall give notice thereof to the Employee and shall remit to the Employee the net proceeds of such sale (reduced by any amount required to be held in escrow pursuant to the terms of the purchase and sale agreement and any other expenses). If the Company or any Investor enters into any transaction for which Rule 506 (or any similar rule then in effect) promulgated under the Securities Act may be available (including, without limitation, a merger, consolidation or other reorganization), the Employee shall, if requested by the Company, appoint a purchaser representative (as such term is defined in Rule 501 of the Securities Act) reasonably acceptable to the Company. If such purchaser representative was designated by the Company, the Company shall pay the fees and expenses of such purchaser representative, but if the Employee appoints another purchaser representative, the Employee shall be responsible for the fees and expenses of the purchaser representative so appointed.

(d) The Investors are Third-Party Beneficiaries; Remedies. The Employee acknowledges and agrees that any of the Investors that takes action pursuant to this Section 7 is an intended third-party beneficiary of this Section 7, as if such Investor were a party to this Agreement directly. Following a breach or a threatened breach by the Employee of the provisions of this Section 7, the applicable Investor may obtain an injunction granting it specific performance of the Employee’s obligations under this Section 7. Whether or not the applicable Investor obtains such an injunction, and whether or not the transaction with respect to which the Drag-Along Notice relates is consummated, following such a breach or threatened breach by the Employee the Company shall have the option to purchase any or all of the Employee’s Shares at a purchase price per Share equal to the lesser of the price at which the Employee purchased such Shares from the Company or the per share consideration payable pursuant to the Drag-Along Offer. The preceding two sentences shall not limit the Company’s or the Investors’ rights to recover damages (or the amount thereof) from the Employee.

(e) Expiration Upon a Public Offering or a Public Market. The provisions of this Section 7 shall terminate and cease to have further effect upon the earlier to occur of a Public Offering or the establishment of a Public Market.

Section 8. Holdback Agreements; Certain Registration Rights.

(a) Holdback Agreements. If the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Employee shall not effect any Transfer, including any public sale (including a sale under Rule 144 under the Securities Act or other similar provision of applicable law) or distribution, of any Common Stock, other than as part of such underwritten public offering, during the 20 days prior to and the 180 days after the effective date of such registration statement (or such other period as may be generally applicable to or agreed by the Company’s senior-most executives). If the Company files a prospectus in connection with a takedown from a shelf registration statement, the Employee shall not effect any Transfer, including any public sale (including a sale under Rule 144 under the Securities Act or other similar provision of applicable law) or distribution, of any Common Stock, other than as part of such offering, for 20 days prior to and 90 days after the date the prospectus supplement is filed with the Securities and Exchange Commission (or such other period as may be generally applicable to or agreed by the Company’s senior-most executives). The restrictions contained in this Section 8 shall only be applicable to the Employee to the extent requested by the underwriters in connection with an underwritten public offering, and, in the event that such restrictions are waived with respect to any of the Investors to any extent, the Company shall request that such restrictions be waived with respect to the Employee to such extent.

(b) Piggyback/Incidental Registration Rights. Pursuant to the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of November 24, 2009, by and among the Company and the other parties thereto (as the same may be amended from time to time), the Employee shall with respect to the Shares be deemed to have the rights of a “Holder” of “Registrable Securities” (such terms having the meaning given to them in the Registration Rights Agreement) for purposes of Section 2 (Incidental Registrations) thereof, and Employee shall have the obligations of a Holder of Registrable Securities under the Registration Rights Agreement; provided that to the extent the underwriters of an underwritten offering limit the right of Employees to sell Shares in such an offering, the Company shall not be obligated to register Employee’s Shares. For the avoidance of doubt, the provisions of this Section 8(b) shall not limit the amendment of the Registration Rights Agreement from time to time in accordance with its terms.

(c) Automatic Conversion of Common Stock. Reference is made to clause (a)(v) of Article FOURTH of the Second Amended and Restated Certificate of Incorporation of the Company providing for the automatic conversion of the Common Stock into Class A common stock upon the occurrence of the events set forth therein.

Section 9. Certain Definitions.

(a) Capitalized terms not otherwise defined in this Agreement have the meanings given to them in the JohnsonDiversey Holdings, Inc. Stock Incentive Plan.

(b) As used in this Agreement, the following terms shall have the meanings set forth below:

“Agreement” means this Employee Stock Subscription Agreement, as amended from time to time in accordance with the terms hereof.

“Applicable Percentage” has the meaning given in Section 7(b).

“Closing” has the meaning given in Section 2(a).

“Custodian” has the meaning given in Section 7(c).

“Determination Date” has the meaning given in Section 5(c).

“Drag-Along Closing” has the meaning given in Section 7(a).

“Drag-Along Notice” has the meaning given in Section 7(a).

“Employee” means the purchaser of the Shares whose name is set forth in the preamble to and on the signature page of this Agreement; provided that following such person’s death, the “Employee” shall be deemed to include such person’s beneficiary or estate and following such person’s Disability, the “Employee” shall be deemed to include any legal representative of such person.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations thereunder that are in effect at the time, and any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor statute, and the rules and regulations thereunder.

“Financing Agreements” has the meaning given in Section 5(e).

“Person” means any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity.

“Public Market” shall be deemed to have been established at such time as 30% of the common stock of the Company (on a fully diluted basis) has been sold to the public pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 or pursuant to a public offering outside the United States.

“Purchase Price” means the purchase price per Share determined in accordance with Section 5(c).

“Registration Rights Agreement” means the Registration Rights Agreement of the Company dated as of November 24, 2009.

“Rule 144” means Rule 144 under the Securities Act (or any successor provision thereto).

“Sale Notice” has the meaning given in Section 6(a).

“Securities Act” means the United States Securities Act of 1933, as amended, or any successor statute, and the rules and regulations thereunder that are in effect at the time and any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor statute, and the rules and regulations thereunder.

“Shares” has the meaning given in Section 1(a), and for purposes of Section 4, Section 5, Section 6, Section 7 and Section 8 it also includes Common Stock delivered as dividends in respect of the Shares.

“Third-Party Buyer” means any Person other than (i) the Company or any of its Subsidiaries, (ii) any employee benefit plan of the Company or any of its Subsidiaries, (iii) either of the Investors or (iv) any Affiliates of any of the foregoing.

“Transfer” means any sale, assignment, transfer, pledge, encumbrance, or other direct or indirect disposition (including a hedge or other derivative transaction).

Section 10. Miscellaneous.

(a) Authorization to Share Personal Data. The Employee authorizes the Company or any Affiliate of the Company that employs the Employee or that otherwise has or lawfully obtains personal data relating to the Employee to divulge or transfer such personal data to the Company or to a third party, in each case if and to the extent reasonably appropriate and reasonably determined by the Administrator to be directly related to the Company’s responsibility to carry out the terms of this Agreement or the administration of the Plan.

(b) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company, any of the Investors or the Employee, as the case may be, at the following addresses or to such other address as the Company, the Investors or the Employee, as the case may be, shall specify by notice to the others:

(i) if to the Company, to it at:

JohnsonDiversey Holdings, Inc.

c/o JohnsonDiversey, Inc.

8310 16th Street

P.O. Box 902

Sturtevant, WI 53177-0902

Attention: General Counsel

Fax: (262) 631-4249

with copies (which shall not constitute notice) to the Persons listed in clause (iv) below);

(ii) if to the Employee, to the Employee at his or her most recent address as shown on the books and records of the Company or Subsidiary employing the Employee;

(iii) if to any Investor, to the Persons listed in clause (iv) below;

(iv) copies of any notice or other communication given under this Agreement shall also be given to:

Clayton, Dubilier & Rice, LLC

375 Park Avenue, 18th Floor

New York, New York 10152

Attention: Theresa Gore

Fax: (212) 407-5252

and

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Franci J. Blassberg, Esq.

      Jonathan E. Levitsky, Esq.

Fax: (212) 909-6836

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.

(c) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Except as otherwise provided herein with respect to the Investors, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(d) Waiver; Amendment.

(i) Waiver. Any party hereto may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement, and (C) waive or modify performance of any of the obligations of the other parties under this Agreement; provided that any waiver by the Company of the provisions of Section 4 through and including Section 8 or this Section 10(d) must be consented to in writing by the Investors. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, but not limited to, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(ii) Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Employee and the Company; provided that the provisions of Section 4 through Section 8 and this Section 10 may be amended by the Company with the vote of a majority of the Employees who hold Common Stock purchased pursuant to a stock subscription agreement having comparable provisions (such majority to be determined based on both (i) the number of shares of Common Stock and (ii) the number of Employees holding Shares); provided, further, that any amendment adversely affecting the rights of the Investors hereunder must be consented to by the Investors.

(e) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Employee without the prior written consent of the other parties, provided that the Investors may assign from time to time all or any portion of their respective rights under this Agreement, to one or more Persons or other entities designated by each of them.

(f) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(g) Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 10(g).

(h) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the date first above written.

JOHNSONDIVERSEY HOLDINGS, INC.

By:
Name:
Title:

THE EMPLOYEE:

«Name»

By:
as Attorney-in-Fact
Name:

Address of the Employee:

«Address»

Total Number of Shares of Common Stock to be Purchased:	«Shares»

Per Share Price:	$[—]

Total Purchase Price:	$«Share_Amount»

Employee Stock Option Agreement

(Matching (non-DSU) and/or Standalone Options)

This Employee Stock Option Agreement, dated as of [—], 2010, between JohnsonDiversey Holdings, Inc., a Delaware corporation, and the employee whose name appears on the signature page hereof (hereinafter referred to as the “Employee”), is being entered into pursuant to the JohnsonDiversey Holdings, Inc. Stock Incentive Plan. The meaning of capitalized terms may be found in Section 7.

The Company and the Employee hereby agree as follows:

Section 1. Grant of Options.

(a) Confirmation of Grant. The Company hereby evidences and confirms, effective as of the date hereof, its grant to the Employee of options to purchase the number of shares of Common Stock specified on the signature page hereof (the “Options”). The Options are not intended to be incentive stock options under the Code. This Agreement is entered into pursuant to, and the terms of the Options are subject to, the terms of the Plan. If there is any inconsistency between this Agreement and the terms of the Plan, the terms of the Plan shall govern.

(b) Option Price. Each share covered by an Option shall have the Option Price specified on the signature page hereof, which the Administrator has determined is the Fair Market Value of a share of the underlying Common Stock as of the Grant Date.

Section 2. Vesting and Exercisability.

(a) Vesting. Except as otherwise provided in Section 6(a), the Options shall become vested in four equal annual installments on each of the first through fourth anniversaries of the Grant Date, subject to the continuous employment of the Employee with the Company until the applicable vesting date; provided that if the Employee’s employment with the Company is terminated in a Special Termination (i.e., by reason of the Employee’s death or Disability), any Options held by the Employee shall immediately vest as of the effective date of such Special Termination.

(b) Discretionary Acceleration. The Administrator, in its sole discretion, may accelerate the vesting or exercisability of all or a portion of the Options, at any time and from time to time.

(c) Exercise. Once vested in accordance with the provisions of this Agreement, the Options may be exercised at any time and from time to time prior to the date such Options terminate pursuant to Section 3. Options may only be exercised with respect to whole shares and must be exercised in accordance with Section 4.

Section 3. Termination of Options.

(a) Normal Termination Date. Unless earlier terminated pursuant to Section 3(b) or Section 6, the Options shall terminate on the tenth anniversary of the Grant Date (the “Normal Termination Date”), if not exercised prior to such date.

(b) Early Termination. If the Employee’s employment with the Company terminates for any reason, any Options held by the Employee that have not vested before the effective date of such termination of employment (determined without regard to any statutory or deemed or express contractual notice period) or that do not become vested on such date in accordance with Section 2 shall terminate immediately upon such termination of employment (determined without regard to any statutory or deemed or express contractual notice period) and, if the Employee’s employment is terminated for Cause, all Options (whether or not then vested or exercisable) shall automatically terminate immediately upon such termination. All vested Options held by the Employee following the effective date of a termination of employment (the “Covered Options”) shall remain exercisable until the first to occur of (i) the 60-day anniversary of the effective date of the Employee’s termination of employment (determined without regard to any deemed or express statutory or contractual notice period), or the 180-day anniversary in the case of a Special Termination or a Retirement, (ii) the Normal Termination Date or (iii) the cancellation of the Options pursuant to Section 6(a), and if not exercised within such period the Options shall automatically terminate upon the expiration of such period.

Section 4. Manner of Exercise.

(a) General. Subject to such reasonable administrative regulations as the Administrator may adopt from time to time, the Employee may exercise vested Options by giving at least 10 business days’ prior written notice to the Secretary of the Company specifying the proposed date on which the Employee desires to exercise a vested

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Option (the “Exercise Date”), the number of whole shares with respect to which the Options are being exercised (the “Exercise Shares”) and the aggregate Option Price for such Exercise Shares (the “Exercise Price”); provided that following a Public Offering notice may be given within such lesser period as the Administrator may permit. On or before any Exercise Date that occurs prior to a Public Offering, the Company and the Employee shall enter into the Subscription Agreement attached to this Agreement as Exhibit A. Unless otherwise determined by the Administrator, and subject to such other terms, representations and warranties as may be provided for in the Subscription Agreement, (i) on or before the Exercise Date the Employee shall deliver to the Company full payment for the Exercise Shares in United States dollars in cash, or cash equivalents satisfactory to the Company, in an amount equal to the Exercise Price plus any required withholding taxes or other similar taxes, charges or fees and (ii) the Company shall register the issuance of the Exercise Shares on its records (or direct such issuance to be registered by the Company’s transfer agent). The Company may require the Employee to furnish or execute such other documents as the Company shall reasonably deem necessary (i) to evidence such exercise, (ii) to determine whether registration is then required under the Securities Act or other applicable law or (iii) to comply with or satisfy the requirements of the Securities Act, applicable state or non-U.S. securities laws or any other law.

(b) Restrictions on Exercise. Notwithstanding any other provision of this Agreement, the Options may not be exercised in whole or in part, and no certificates representing Exercise Shares shall be delivered, (i) (A) unless all requisite approvals and consents of any governmental authority of any kind shall have been secured, (B) unless the purchase of the Exercise Shares shall be exempt from registration under applicable U.S. federal and state securities laws, and applicable non-U.S. securities laws, or the Exercise Shares shall have been registered under such laws, and (C) unless all applicable U.S. federal, state and local and non-U.S. tax withholding requirements shall have been satisfied, or (ii) if such exercise would result in a violation of the terms or provisions of or a default or an event of default under, any guarantee, financing or security agreement entered into by the Company or any Subsidiary from time to time. The Company shall use its commercially reasonable efforts to remove any impediment to exercise described in the preceding sentence, including obtaining any consents or approvals referred to in clause (i)(A), and shall notify the Employee promptly when exercise can be made.

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Section 5. Employee’s Representations; Investment Intention. The Employee represents and warrants that the Options have been, and any Exercise Shares will be, acquired by the Employee solely for the Employee’s own account for investment and not with a view to or for sale in connection with any distribution thereof. The Employee represents and warrants that the Employee understands that none of the Exercise Shares may be transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered unless the provisions of the related Subscription Agreement shall have been complied with or have expired.

Section 6. Change in Control.

(a) Vesting; Cancellation. Except as otherwise provided in Section 6(b) or Section 6(c), upon a Change in Control all then-outstanding Options shall vest. In connection with a Change in Control, the Administrator may provide that vested Options shall be cancelled in exchange for a payment having a value equal to the excess, if any, of (i) the product of the Change in Control Price multiplied by the aggregate number of shares covered by all such Options immediately prior to the Change in Control over (ii) the aggregate Option Price for all such shares, to be paid as soon as reasonably practicable, but in no event later than 30 days following the Change in Control or may provide a reasonable opportunity to exercise vested options prior to or in connection with such Change in Control and if not so exercised such Options shall be cancelled upon such Change in Control or such other arrangements as the Administrator determines appropriate.

(b) Alternative Award. Notwithstanding Section 6(a), if the Administrator determines prior to the Change in Control that the Employee shall receive an Alternative Award, the Administrator may elect not to provide for the acceleration of vesting or cancellation of Options.

(c) Limitation of Benefits. If, whether as a result of accelerated vesting, the grant of an Alternative Award or otherwise, the Employee would receive any payment, deemed payment or other benefit as a result of the operation of Section 6(a) or Section 6(b) that, together with any other payment, deemed payment or other benefit the Employee may receive under any other plan, program,

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policy or arrangement, would constitute an “excess parachute payment” under section 280G of the Code, then, notwithstanding anything in this Section 6 to the contrary, the vesting, payments, deemed payments or other benefits such Employee would otherwise receive under Section 6(a) or Section 6(b) shall be reduced to the extent necessary to eliminate any such excess parachute payment and such Employee shall have no further rights or claims in respect of such vesting, payments, deemed payments or other benefits. If the preceding sentence would result in a reduction of the vesting, payments, deemed payments or other benefits the Employee would otherwise receive on an after-tax basis in more than an immaterial amount, the Company will use its best efforts to seek the approval of the Company’s shareholders in the manner provided for in section 280G(b)(5) of the Code and the regulations thereunder with respect to such reduced vesting, payments, deemed payments or other benefits (if the Company is eligible to do so), so that the same would not be treated as “parachute payments” for these purposes (and therefore would cease to be subject to reduction pursuant to this Section 6(c)). Any reduction effected pursuant to this Section 6(c) shall be structured, to the maximum extent practicable, to preserve Employees’ entitlements with respect to their Awards.

Section 7. Certain Definitions. As used in this Agreement, capitalized terms that are not defined herein have the respective meanings given in the Plan, and the following additional terms shall have the following meanings:

“Agreement” means this Employee Stock Option Agreement, as amended from time to time in accordance with the terms hereof.

“Covered Options” has the meaning given in Section 3(b).

“Employee” means the grantee of the Options whose name is set forth in the preamble to and on the signature page of this Agreement; provided that for purposes of Section 4 and Section 8, following such person’s death, “Employee” shall be deemed to include such person’s beneficiary or estate, and following such Person’s Disability, “Employee” shall be deemed to include such person’s legal representative.

“Exercise Date” has the meaning given in Section 4(a).

“Exercise Price” has the meaning given in Section 4(a).

“Exercise Shares” has the meaning given in Section 4(a).

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“Grant Date” means the date hereof, which is the date on which the Options are granted to the Employee.

“Normal Termination Date” has the meaning given in Section 3(a).

“Option” or “Options” has the meaning given in Section 1(a).

“Option Price” means, with respect to each share of Common Stock covered by an Option, the purchase price for which the Employee may purchase such share of Common Stock upon exercise of an Option.

“Plan” means the JohnsonDiversey Holdings, Inc. Stock Incentive Plan.

“Securities Act” means the United States Securities Act of 1933, as amended, or any successor statute, and the rules and regulations thereunder that are in effect at the time, and any reference to a particular section thereof shall include a reference to the corresponding section, if any, of such successor statute, and the rules and regulations.

Section 8. Miscellaneous.

(a) Withholding. The Company or one of its Subsidiaries may require the Employee to remit to the Company an amount in cash sufficient to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding or other similar charges or fees that may arise in connection with the grant, vesting, exercise or purchase of the Options.

(b) Authorization to Share Personal Data. The Employee authorizes the Company or any Affiliate of the Company that employs the Employee or that otherwise has or lawfully obtains personal data relating to the Employee to divulge or transfer such personal data to the Company or to a third party, in each case if and to the extent reasonably appropriate and reasonably determined by the Administrator to be directly related to the Company’s responsibility to carry out the terms of this Agreement or the administration of the Plan.

(c) No Rights as Stockholder; No Voting Rights. The Employee shall have no rights as a stockholder of the Company with respect to any shares covered by the Options until the exercise of the Options and delivery of the shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the delivery of the shares. Any shares delivered in respect of the Options shall be subject to the Subscription Agreement.

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(d) No Right to Continued Employment. Nothing in this Agreement shall be deemed to confer on the Employee any right to continue in the employ of the Company or any Subsidiary, or to interfere with or limit in any way the right of the Company or any Subsidiary to terminate such employment at any time.

(e) Non-Transferability of Options. The Options may be exercised only by the Employee. The Options are not assignable or transferable, in whole or in part, and they may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including, but not limited to, by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Employee upon the Employee’s death or with the Company’s consent.

(f) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company or the Employee, as the case may be, at the following addresses or to such other address as the Company or the Employee, as the case may be, shall specify by notice to the other:

(i) if to the Company, to it at:

JohnsonDiversey Holdings, Inc.

c/o JohnsonDiversey, Inc.

8310 16th Street P.O. Box 902

Sturtevant, WI 53177-0902

Attention: General Counsel

Fax: (262) 631-4249

with copies (which shall not constitute notice) to the Persons listed in clause (iii) below);

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(ii) if to the Employee, to the Employee at his or her most recent address as shown on the books and records of the Company or Subsidiary employing the Employee;

(iii) copies of any notice or other communication given under this Agreement shall also be given to:

Clayton, Dubilier & Rice, LLC

375 Park Avenue, 18th Floor

New York, New York 10152

Attention: Theresa Gore

Fax: (212) 407-5252

and

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Franci J. Blassberg, Esq.

         Jonathan E. Levitsky, Esq.

Fax: (212) 909-6836

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.

(g) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(h) Waiver; Amendment.

(i) Waiver. Any party hereto or beneficiary hereof may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any

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of the obligations of the other parties under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party’s or beneficiary’s rights or privileges hereunder or shall be deemed a waiver of such party’s or beneficiary’s rights to exercise the same at any subsequent time or times hereunder.

(ii) Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Employee and the Company.

(i) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Employee without the prior written consent of the other party.

(j) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(k) Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 8(k).

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(l) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(m) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the date first above written.

JOHNSONDIVERSEY HOLDINGS, INC.

By:
Name:
Title:

THE EMPLOYEE:

«Name»

By:
as Attorney-in-Fact
Name:

Address of the Employee:

«Address»

Total Number of Shares for the Purchase of Which Options have been Granted	Option Price

[—]	[—]

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Exhibit A

Form of Subscription Agreement

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